UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06367
Gabelli Equity Series Funds, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: September 30
Date of reporting period: September 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Small Cap Growth Fund
Annual Report — September 30, 2010
Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods and 4 stars for the ten year period ended
September 30, 2010 among 556, 556, 475, and 254 Small Blend funds, respectively.

Mario Gabelli, CFA

To Our Shareholders,
     For the fiscal year ended September 30, 2010, the net asset value (“NAV”) per share of The Gabelli Small Cap Growth Fund’s (the “Fund”) (Class AAA) rose 16.1%, versus 13.4% for the Russell 2000 Index.
     Enclosed are the investment portfolio and financial statements for the fiscal year ended September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a)(b)

													Since
													Inception
	Quarter		1 Year		3 Year		5 Year		10 Year		15 Year		(10/22/91)
Gabelli Small Cap Growth Fund Class AAA	14.13%		16.12%		(0.61)%		5.45%		8.63%		10.16%		12.74%
Russell 2000 Index	11.29		13.35		(4.29)		1.60		4.00		6.72		8.70
Class A	14.09		16.08		(0.62)		5.43		8.62		10.16		12.74
	7.53	(c)	9.40	(c)	(2.56	)(c)	4.19	(c)	7.98	(c)	9.73	(c)	12.39 (c)
Class B	13.86		15.16		(1.37)		4.65		8.08		9.81		12.44
	8.86	(d)	10.16	(d)	(2.36	)(d)	4.31	(d)	8.08		9.81		12.44
Class C	13.89		15.24		(1.34)		4.66		8.09		9.81		12.44
	12.89	(e)	14.24	(e)	(1.34)		4.66		8.09		9.81		12.44
Class I	14.19		16.39		(0.38)		5.59		8.70		10.21		12.78

In the current prospectus, the expense ratios for Class AAA, A, B, C and I Shares are 1.48%, 1.48%, 2.23%, 2.23% and 1.23%, respectively. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Class AAA Shares’ NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index of small U.S. companies is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Performance Discussion
     For the year ended September 30, 2010, the Fund’s Class AAA Shares rose 16.1%, versus an increase of 13.4% in the Russell 2000 Index.
     In the Fund’s first fiscal quarter, we saw growing evidence, gathered by our research team on a company-by-company and industry-by-industry basis, that asset prices had stabilized and that growth was returning. In the Fund’s second quarter, stocks continued their upward climb as signs of an economic recovery grew stronger. Unemployment began to fall, dropping back below 10%. In March, industrial production continued to expand and retail sales, helped by favorable weather, increased sharply. For the Fund’s third quarter, we reported that unemployment remained stubbornly high and the housing market was still bottoming. Concerns about the solvency of large financial institutions had given way to concerns about the solvency of whole nation states. Stocks advanced at the beginning of the Fund’s fourth quarter on generally strong earnings reports, although they gave back much of their gains in August as the market weighed several factors: slowing economic growth, persistently high unemployment, uncertainty regarding the upcoming midterm elections and future tax rates, and increasing regulation. Stocks then promptly rocketed upward in September as the Federal Reserve Board indicated that it would not sit on the sidelines should the economy continue to sputter along. With the market discounting the prospect of another round of quantitative easing, the market ended up nearly 9% in the month of September and over 10% for the quarter.
     SSL International plc (1.7% of net assets as of September 30, 2010), the Fund’s largest holding was one of the better performing stocks for the fiscal year. SSL is a focused health care company with operations in more than thirty countries. Additional top performing stocks were Ferro Corporation (1.6%), a producer of performance chemicals and specialty materials with operations in twenty-three countries and O’Reilly Automotive Inc. (1.6%).
     Some of our weaker performing stocks during the year were: Curtiss-Wright Corp. (0.8%), a manufacturer of actuation and electronic devices for the aerospace and industrial markets, PNM Resources Inc. (0.8%), and Waddell & Reed Financial Inc. (0.7%).
     With monetary policy likely to remain overly accommodative for the foreseeable future, we view the chance of a “double dip” recession as low. We believe that a reinvigorated mergers and acquisitions market would support our Private Market Value (PMV) with a Catalyst™ investment approach. First and foremost, we select stocks based on their fundamentals. We seek an adequate margin of safety and one or more catalysts that can surface the intrinsic value of a security. To the extent that a takeover provides that catalyst, it would add an extra element of return to the portfolio.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2010 through September 30, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	4/01/10	9/30/10	Ratio	Period*

The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,046.40	1.44%	$7.39
Class A	$1,000.00	$1,046.50	1.44%	$7.39
Class B	$1,000.00	$1,042.40	2.19%	$11.21
Class C	$1,000.00	$1,042.40	2.19%	$11.21
Class I	$1,000.00	$1,047.90	1.19%	$6.11
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.85	1.44%	$7.28
Class A	$1,000.00	$1,017.85	1.44%	$7.28
Class B	$1,000.00	$1,014.09	2.19%	$11.06
Class C	$1,000.00	$1,014.09	2.19%	$11.06
Class I	$1,000.00	$1,019.10	1.19%	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of September 30, 2010:

The Gabelli Small Cap Growth Fund
U.S. Treasury Bills	10.0%
Equipment and Supplies	8.7%
Diversified Industrial	8.2%
Food and Beverage	7.2%
Health Care	6.8%
Energy and Utilities	6.5%
Automotive: Parts and Accessories	5.6%
Financial Services	5.3%
Specialty Chemicals	5.2%
Retail	4.6%
Business Services	4.1%
Aviation: Parts and Services	3.4%
Hotels and Gaming	2.5%
Telecommunications	2.3%
Consumer Products	2.1%
Electronics	1.7%
Cable	1.6%
Entertainment	1.5%
Machinery	1.4%
Publishing	1.2%
Computer Software and Services	1.1%
Consumer Services	1.0%
Real Estate	1.0%
Communications Equipment	0.9%
Environmental Services	0.7%
Metals and Mining	0.7%
Broadcasting	0.7%
Transportation	0.6%
Building and Construction	0.6%
Aerospace	0.6%
Educational Services	0.5%
Manufactured Housing and Recreational Vehicles	0.4%
Closed-End Funds	0.3%
Automotive	0.3%
Commercial Services	0.2%
Wireless Communications	0.1%
Home Furnishings	0.1%
Paper and Forest Products	0.1%
Closed-End Business Development Company	0.1%
Agriculture	0.0%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

The Gabelli Small Cap Growth Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 89.7%
	Aerospace — 0.6%
278,002	Herley Industries Inc.†	$4,210,009	$4,587,033
105,000	Rockwell Automation Inc.	2,969,101	6,481,650

		7,179,110	11,068,683

	Agriculture — 0.0%
12,000	Cadiz Inc.†	93,950	123,120
3,500	The Mosaic Co.	74,541	205,660

		168,491	328,780

	Automotive — 0.3%
87,000	Navistar International Corp.†	2,626,616	3,796,680
10,000	PACCAR Inc.	373,100	481,500
23,000	Winnebago Industries Inc.†	310,881	239,660

		3,310,597	4,517,840

	Automotive: Parts and Accessories — 5.5%
155,000	BorgWarner Inc.†	1,761,849	8,156,100
74,022	China Automotive Systems Inc.†	378,522	1,131,056
850,000	Dana Holding Corp.†	5,049,623	10,472,000
325,000	Federal-Mogul Corp.†	4,523,408	6,145,750
355,000	Midas Inc.†	4,930,309	2,701,550
350,000	Modine Manufacturing Co.†	4,803,823	4,539,500
15,000	Monro Muffler Brake Inc.	152,114	691,650
523,000	O’Reilly Automotive Inc.†	13,767,591	27,823,600
33,000	Puradyn Filter Technologies Inc.†	9,902	7,326
160,000	SORL Auto Parts Inc.†	956,499	1,385,600
80,375	Spartan Motors Inc.	388,580	372,940
355,000	Standard Motor Products Inc.	3,924,214	3,738,150
185,000	Strattec Security Corp.† (a)	3,735,168	4,613,900
255,000	Superior Industries International Inc.	3,973,440	4,406,400
520,500	Tenneco Inc.†	5,193,310	15,078,885
320,000	The Pep Boys - Manny, Moe & Jack	3,758,524	3,385,600
27,000	Thor Industries Inc.	250,194	901,800
46,000	Wonder Auto Technology Inc.†	299,248	391,460

		57,856,318	95,943,267

	Aviation: Parts and Services — 3.4%
25,000	AAR Corp.†	302,990	466,500
10,000	Astronics Corp.†	39,192	174,500
2,500	Astronics Corp., Cl. B†	9,798	42,000
12,000	Barnes Group Inc.	98,769	211,080
5,156,000	BBA Aviation plc	13,544,248	15,259,514
470,000	Curtiss-Wright Corp.	13,144,821	14,241,000
7,500	Ducommun Inc.	80,125	163,350
25,000	Embraer-Empresa Brasileira de Aeronautica SA, ADR	430,623	709,750
22,333	Gamesa Corporacion Tecnologica SA†	134,727	156,338
940,000	GenCorp Inc.†	6,226,374	4,624,800
680,800	Kaman Corp.	10,228,820	17,843,768
90,000	Moog Inc., Cl. A†	732,784	3,195,900
16,100	Moog Inc., Cl. B†	464,818	579,600
70,000	Woodward Governor Co.	994,657	2,269,400

		46,432,746	59,937,500

	Broadcasting — 0.7%
360,000	Acme Communications Inc.†	931,405	388,800
138,000	Beasley Broadcast Group Inc., Cl. A†	852,812	730,020
23,300	Cogeco Inc.	592,837	713,335
305,000	Crown Media Holdings Inc., Cl. A†	1,813,609	728,950
2,433	Granite Broadcasting Corp.† (b)	822,771	2
329,000	Gray Television Inc.†	1,089,900	661,290
16,000	Gray Television Inc., Cl. A†	42,772	30,400
100,000	Liberty Media Corp. - Capital, Cl. A†	2,042,651	5,206,000
528,700	Salem Communications Corp., Cl. A†	2,206,867	1,570,239
200,000	Sinclair Broadcast Group Inc., Cl. A†	1,685,453	1,404,000
450,000	Sirius XM Radio Inc.†	230,879	540,000

		12,311,956	11,973,036

	Building and Construction — 0.6%
33,000	Insituform Technologies Inc., Cl. A†	622,647	797,940
330,600	Layne Christensen Co.†	8,892,027	8,559,234
60,000	Texas Industries Inc.	2,017,324	1,891,200

		11,531,998	11,248,374

	Business Services — 4.1%
55,000	AboveNet Inc.†	2,351,037	2,864,950
40,000	ACCO Brands Corp.†	383,433	230,000
65,333	Arbitron Inc.	1,768,698	1,827,364
110,000	Ascent Media Corp., Cl. A†	2,727,937	2,938,100
225,000	Bowne & Co. Inc.	1,951,556	2,549,250
390,600	Clear Channel Outdoor Holdings Inc., Cl. A†	3,541,693	4,464,558
400,200	Diebold Inc.	13,583,201	12,442,218
480,000	Edgewater Technology Inc.†	2,495,787	1,305,600
380,000	Furmanite Corp.†	1,479,692	1,854,400
118,000	GP Strategies Corp.†	976,751	1,072,620
35,589	GSE Systems Inc.†	138,667	119,935
503,000	Intermec Inc.†	8,884,237	6,166,780
22,000	Lamar Advertising Co., Cl. A†	157,238	700,040
14,000	Landauer Inc.	290,749	876,820
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
170,000	Macquarie Infrastucture Co. LLC†	$2,384,313	$2,635,000
4,000	MDC Partners Inc., Cl. A	12,360	53,480
200,000	Misys plc†	864,577	897,295
120,000	Sohgo Security Services Co. Ltd.	1,459,559	1,241,974
158,990	Stamps.com Inc.†	1,456,124	2,066,870
159,200	The Brink’s Co.	3,353,678	3,661,600
1,965,000	The Interpublic Group of Companies Inc.†	13,804,917	19,708,950
163,000	Trans-Lux Corp.† (a)	1,009,652	79,870
36,050	TransAct Technologies Inc.†	181,017	288,400
60,000	United Rentals Inc.†	380,572	890,400
125,000	ValueClick Inc.†	1,957,308	1,635,000

		67,594,753	72,571,474

	Cable — 1.6%
230,000	Adelphia Communications Corp., Cl. A† (b)	29,650	0
230,000	Adelphia Communications Corp., Cl. A, Escrow† (b)	0	0
230,000	Adelphia Recovery Trust†	0	2,300
500,000	Cablevision Systems Corp., Cl. A	157,656	13,095,000
10,000	Cogeco Cable Inc.	340,851	354,845
235,000	DIRECTV, Cl. A†	5,837,622	9,783,050
40,000	EchoStar Corp., Cl. A†	780,129	763,200
9,329	Liberty Global Inc., Cl. A†	249,972	287,426
9,329	Liberty Global Inc., Cl. C†	240,169	285,094
480,000	LIN TV Corp., Cl. A†	3,415,301	2,131,200
83,000	Mediacom Communications Corp., Cl. A†	509,745	548,630
36,000	Outdoor Channel Holdings Inc.†	287,493	199,080

		11,848,588	27,449,825

	Closed-End Business Development Company — 0.1%
100,000	MVC Capital Inc.	1,105,262	1,297,000

	Closed-End Funds — 0.3%
98,000	The Central Europe and Russia Fund Inc.	2,838,336	3,662,260
38,225	The European Equity Fund Inc.	395,416	264,899
11,000	The Ibero-America Fund Inc.	103,029	72,160
54,738	The New Germany Fund Inc.	644,127	788,775

		3,980,908	4,788,094

	Commercial Services — 0.2%
250,000	Loomis AB, Cl. B	2,572,888	3,004,295

	Communications Equipment — 0.9%
160,000	Communications Systems Inc.	1,147,120	1,822,400
80,000	Sycamore Networks Inc.	1,773,298	2,592,800
275,000	Thomas & Betts Corp.†	5,127,066	11,280,500

		8,047,484	15,695,700

	Computer Software and Services — 1.1%
40,000	Activision Blizzard Inc.	434,285	432,800
163,200	ADPT Corp.†	486,238	481,440
50,000	AOL Inc.†	1,148,390	1,237,500
60,000	Emulex Corp.†	586,573	626,400
95,000	FalconStor Software Inc.†	677,557	290,700
290,000	Global Sources Ltd.†	1,979,932	2,189,500
6,000	KIT Digital Inc.†	68,146	71,940
30,000	McAfee Inc.†	1,418,400	1,417,800
55,000	Mentor Graphics Corp.†	665,909	581,350
20,187	MKS Instruments Inc.†	367,981	362,962
455,000	NCR Corp.†	5,164,296	6,201,650
300,000	Tyler Technologies Inc.†	1,262,597	6,048,000

		14,260,304	19,942,042

	Consumer Products — 2.1%
240,300	1-800-FLOWERS.COM Inc., Cl. A†	1,145,357	454,167
14,750	Adams Golf Inc.†	110,074	63,130
100,000	Alberto-Culver Co.	2,745,118	3,765,000
30,000	Brunswick Corp.	432,673	456,600
33,500	Chofu Seisakusho Co. Ltd.	484,644	766,070
30,000	Church & Dwight Co. Inc.	303,670	1,948,200
800,000	Eastman Kodak Co.†	4,364,637	3,360,000
2,000	Harley-Davidson Inc.	4,713	56,880
360,000	Marine Products Corp.†	555,802	2,210,400
25,000	National Presto Industries Inc.	767,020	2,661,750
450,000	Sally Beauty Holdings Inc.†	2,994,212	5,040,000
772,100	Schiff Nutrition International Inc.	2,281,113	6,331,220
4,605	Steven Madden Ltd.†	37,266	189,081
230,000	Stewart Enterprises Inc., Cl. A	1,281,284	1,239,700
150,000	Swedish Match AB	2,992,162	4,001,276
87,425	Syratech Corp.†	17,426	2,216
20,000	The Scotts Miracle-Gro Co., Cl. A	504,262	1,034,600
22,000	WD-40 Co.	606,916	836,440
70,000	Wolverine World Wide Inc.	713,205	2,030,700

		22,341,554	36,447,430

	Consumer Services — 1.0%
52,000	Bowlin Travel Centers Inc.†	52,442	68,120
2,750	Collectors Universe Inc.	8,720	37,043
20,000	IAC/InterActiveCorp.†	221,743	525,400
90,000	KAR Auction Services Inc.†	1,223,887	1,134,900
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
175,000	Martha Stewart Living Omnimedia Inc., Cl. A†	$1,247,716	$829,500
400,000	Rollins Inc.	2,281,581	9,352,000
116,400	SearchMedia Holdings Ltd.†	680,668	302,640
665,000	TiVo Inc.†	7,211,121	6,024,900

		12,927,878	18,274,503

	Diversified Industrial — 8.2%
27,000	Acuity Brands Inc.	260,021	1,194,480
33,000	Albany International Corp., Cl. A	631,676	624,360
180,000	Ampco-Pittsburgh Corp.	2,927,911	4,467,600
6,000	Anixter International Inc.†	57,120	323,940
390,000	Baldor Electric Co.	9,703,055	15,756,000
260,000	Brush Engineered Materials Inc.†	5,341,876	7,394,400
350,000	Crane Co.	7,048,101	13,279,000
3,000	ESCO Technologies Inc.	49,914	99,780
18,000	Foster Wheeler AG†	34,930	440,280
14,000	Gardner Denver Inc.	157,253	751,520
119,000	Greif Inc., Cl. A	1,321,939	7,001,960
81,900	Greif Inc., Cl. B	3,526,126	4,701,060
1,130,000	Griffon Corp.†	12,776,647	13,774,700
150,000	Hawk Corp., Cl. A†	2,273,284	6,490,500
180,000	Jardine Strategic Holdings Ltd.	3,213,273	4,824,000
417,000	Katy Industries Inc.† (a)	915,518	333,600
49,000	Lincoln Electric Holdings Inc.	2,642,298	2,833,180
71,000	Lindsay Corp.	1,508,357	3,075,720
582,300	Magnetek Inc.†	2,161,986	768,636
32,000	Matthews International Corp., Cl. A	748,294	1,131,520
315,090	Myers Industries Inc.	2,880,411	2,706,623
572,000	National Patent Development Corp.†	1,176,798	795,080
130,300	Oil-Dri Corp. of America	1,331,470	2,802,753
120,000	Olin Corp.	2,296,503	2,419,200
245,000	Park-Ohio Holdings Corp.†	1,485,571	3,258,500
88,000	Precision Castparts Corp.	1,768,194	11,206,800
32,000	Roper Industries Inc.	620,029	2,085,760
80,000	Sonoco Products Co.	2,397,355	2,675,200
70,000	Standex International Corp.	1,331,627	1,693,300
240,000	Tech/Ops Sevcon Inc.† (a)	1,428,741	1,212,000
120,100	Terex Corp.†	2,462,448	2,752,692
387,000	Textron Inc.	2,408,058	7,956,720
195,000	Tredegar Corp.	2,908,161	3,701,100
151,240	Tyco International Ltd.	5,587,481	5,555,045
345,000	WHX Corp.†	2,680,197	2,884,200

		90,062,623	142,971,209

	Educational Services — 0.5%
54,000	Career Education Corp.†	996,418	1,159,380
425,000	Corinthian Colleges Inc.†	2,810,628	2,983,500
220,300	Universal Technical Institute Inc.	3,874,786	4,306,865

		7,681,832	8,449,745

	Electronics — 1.7%
50,000	Badger Meter Inc.	1,202,451	2,024,000
214,400	Bel Fuse Inc., Cl. A (a)	5,197,651	4,487,392
440,000	CTS Corp.	4,161,855	4,232,800
73,000	Cypress Semiconductor Corp.†	354,472	918,340
10,000	Greatbatch Inc.†	176,669	231,900
20,000	IMAX Corp.†	158,565	337,200
40,000	Keithley Instruments Inc.	282,982	860,400
355,000	KEMET Corp.†	1,389,470	1,185,700
100,000	Methode Electronics Inc.	859,987	908,000
300,000	Park Electrochemical Corp.	7,047,601	7,902,000
11,000	Smartrac NV†	281,154	298,116
180,000	Stoneridge Inc.†	1,475,725	1,891,800
39,700	Technitrol Inc.	175,341	175,077
350,000	Trident Microsystems Inc.†	1,448,903	598,500
300,000	Zoran Corp.†	2,873,538	2,292,000
80,000	Zygo Corp.†	613,656	784,000

		27,700,020	29,127,225

	Energy and Utilities — 6.5%
20,000	A123 Systems Inc.†	270,000	179,400
380,000	Black Hills Corp.	9,703,620	11,856,000
110,000	Callon Petroleum Co.†	743,793	544,500
50,000	Central Vermont Public Service Corp.	966,856	1,008,500
105,000	CH Energy Group Inc.	4,294,610	4,636,800
37,000	Chesapeake Utilities Corp.	973,007	1,340,140
45,000	CMS Energy Corp.	240,795	810,900
23,000	Connecticut Water Service Inc.	464,832	550,850
7,000	Consolidated Water Co. Ltd.	131,548	66,360
155,000	Covanta Holding Corp.	737,076	2,441,250
413,400	El Paso Electric Co.†	6,002,295	9,830,652
20,000	Ener1 Inc.†	139,473	73,600
30,000	Energy Recovery Inc.†	181,420	107,700
220,000	Great Plains Energy Inc.	4,699,894	4,158,000
70,000	Key Energy Services Inc.†	597,194	665,700
34,600	Maine & Maritimes Corp.	1,251,387	1,553,540
45,000	Middlesex Water Co.	773,022	757,800
24,800	NorthWestern Corp.	620,470	706,800
43,000	Oceaneering International Inc.†	1,447,612	2,315,980
160,000	Otter Tail Corp.	3,562,707	3,262,400
160,000	Pennichuck Corp.	3,697,727	3,681,600
1,155,000	PNM Resources Inc.	12,513,738	13,155,450
132,000	Rowan Companies Inc.†	2,795,259	4,007,520
1,117,000	RPC Inc.	2,435,455	23,635,720
140,000	SJW Corp.	2,653,697	3,448,200
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
300,000	Southern Union Co.	$5,117,716	$7,218,000
160,000	Southwest Gas Corp.	3,242,972	5,374,400
45,000	Tesoro Corp.	455,817	601,200
45,000	The York Water Co.	629,880	721,350
25,000	Union Drilling Inc.†	198,390	112,000
10,000	Vestas Wind Systems A/S†	89,988	376,820
70,000	Voyager Oil & Gas Inc.†	31,840	241,500
210,000	Westar Energy Inc.	3,773,305	5,088,300

		75,437,395	114,528,932

	Entertainment — 1.5%
100,000	Carmike Cinemas Inc.†	771,700	872,000
6,048	Chestnut Hill Ventures† (b)	164,590	275,466
40,000	Discovery Communications Inc., Cl. A†	546,372	1,742,000
35,000	Discovery Communications Inc., Cl. C†	508,241	1,336,650
325,000	Dover Motorsports Inc.†	1,353,511	594,750
240,000	Fisher Communications Inc.†	8,443,981	4,183,200
16,000	International Speedway Corp., Cl. A	515,479	390,400
3,500	International Speedway Corp., Cl. B	70,020	85,680
260,000	Madison Square Garden Inc., Cl. A†	2,814,377	5,480,800
10,000	Rovi Corp.†	142,372	504,100
450,000	Take-Two Interactive Software Inc.†	7,572,812	4,563,000
220,000	Universal Entertainment Corp.†	3,440,797	4,791,088
50,000	World Wrestling Entertainment Inc., Cl. A	559,079	695,500

		26,903,331	25,514,634

	Environmental Services — 0.7%
1,500	Renegy Holdings Inc.†	539	570
400,000	Republic Services Inc.	5,798,456	12,196,000

		5,798,995	12,196,570

	Equipment and Supplies — 8.7%
15,000	A.O. Smith Corp.	336,569	868,350
248,000	AMETEK Inc.	1,033,701	11,846,960
5,000	AZZ Inc.	154,353	214,200
495,000	Baldwin Technology Co. Inc., Cl. A†	1,485,592	603,900
25,000	Belden Inc.	286,590	659,500
55,000	Capstone Turbine Corp.†	108,350	42,466
410,000	CIRCOR International Inc.	9,534,462	12,956,000
343,000	CLARCOR Inc.	2,059,333	13,250,090
330,000	Core Molding Technologies Inc.†	654,777	1,452,000
168,000	Crown Holdings Inc.†	678,985	4,814,880
4,000	Danaher Corp.	34,106	162,440
90,000	Donaldson Co. Inc.	1,558,860	4,241,700
222,000	Entegris Inc.†	1,280,053	1,036,740
170,000	Federal Signal Corp.	1,256,026	916,300
111,000	Flowserve Corp.	2,925,723	12,145,620
160,000	Franklin Electric Co. Inc.	1,496,658	5,305,600
219,000	Gerber Scientific Inc.†	1,734,063	1,351,230
155,000	Graco Inc.	2,718,503	4,918,150
1,040,000	GrafTech International Ltd.†	12,563,346	16,255,200
100,000	IDEX Corp.	765,938	3,551,000
270,000	Interpump Group SpA†	1,217,932	1,689,478
4,000	Itron Inc.†	251,753	244,920
4,000	Jarden Corp.	11,351	124,520
163,000	L.S. Starrett Co., Cl. A	2,042,909	1,703,350
40,000	Littelfuse Inc.†	758,367	1,748,000
230,000	Lufkin Industries Inc.	1,483,227	10,097,000
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	662,793
82,000	Met-Pro Corp.	692,039	827,380
3,000	Mine Safety Appliances Co.	79,349	81,300
30,000	Mueller Industries Inc.	890,342	794,700
12,000	Plantronics Inc.	275,609	405,360
2,000	Regal-Beloit Corp.	59,351	117,380
130,000	Robbins & Myers Inc.	1,826,625	3,481,400
140,000	SL Industries Inc.†	1,559,126	1,972,600
5,000	Teleflex Inc.	76,167	283,900
293,000	Tennant Co.	5,920,322	9,053,700
370,000	The Gorman-Rupp Co.	7,452,044	10,197,200
85,000	The Greenbrier Cos. Inc.†	833,816	1,325,150
100,000	The Manitowoc Co. Inc.	666,995	1,211,000
22,000	The Middleby Corp.†	767,256	1,394,580
8,000	Valmont Industries Inc.	176,298	579,200
95,000	Vicor Corp.	1,019,132	1,387,950
7,875	Watsco Inc., Cl. B	23,627	438,165
153,000	Watts Water Technologies Inc., Cl. A	3,377,189	5,209,650

		74,486,423	151,623,002

	Financial Services — 5.3%
10,408	Alleghany Corp.†	1,758,117	3,153,936
50,000	AmeriCredit Corp.†	1,206,802	1,223,000
25,287	Argo Group International Holdings Ltd.	844,293	878,470
390,000	Artio Global Investors Inc.	10,007,094	5,967,000
10,121	BCB Holdings Ltd.†	23,159	12,719
110,000	BKF Capital Group Inc.†	552,838	115,500
705,000	CNA Surety Corp.†	9,111,413	12,633,600
22,000	Crazy Woman Creek Bancorp Inc.	343,564	244,750
150,000	Discover Financial Services	2,578,605	2,502,000
40,000	Duff & Phelps Corp., Cl. A	587,050	538,800
69,600	Epoch Holding Corp.	418,409	896,448
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
8,307	Fidelity Southern Corp.†	$53,133	$54,494
190,000	Flushing Financial Corp.	3,048,480	2,196,400
835,000	GAM Holding Ltd.†	10,666,300	12,661,171
13,000	Hudson Valley Holding Corp.	278,538	253,760
696,900	Janus Capital Group Inc.	6,938,696	7,631,055
20,000	JPMorgan Chase & Co.	529,472	761,400
50,000	KBW Inc.	1,392,292	1,280,000
745,072	KKR & Co. LP	5,376,793	7,897,763
140,000	Legg Mason Inc.	2,678,419	4,243,400
3,000	Leucadia National Corp.†	24,354	70,860
38,000	Medallion Financial Corp.	281,173	296,020
285,000	Nara Bancorp Inc.†	3,333,317	2,012,100
160,000	NewAlliance Bancshares Inc.	2,207,245	2,019,200
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,997,164	3,725,000
150,000	Oritani Financial Corp.	1,500,000	1,497,000
15,000	PrivateBancorp Inc.	325,817	170,850
215,000	Sterling Bancorp	3,317,178	1,868,350
280,000	SWS Group Inc.	4,657,116	2,007,600
10,000	T. Rowe Price Group Inc.	270,786	500,650
11,033	Tree.com Inc.†	78,880	72,266
5,500	Value Line Inc.	200,779	76,285
461,000	Waddell & Reed Financial Inc., Cl. A	9,301,594	12,612,960
148,000	Wilmington Trust Corp.	4,223,063	1,329,040

		90,111,933	93,403,847

	Food and Beverage - 7.2%
310,000	American Dairy Inc.†	6,875,369	3,239,500
47,000	Boston Beer Co. Inc., Cl. A†	883,432	3,142,890
38,100	Brown-Forman Corp., Cl. A	1,115,861	2,345,436
5,000	Brown-Forman Corp., Cl. B	144,052	308,200
200,000	Bull-Dog Sauce Co. Ltd.	444,295	467,178
2,000,000	China Tontine Wines Group Ltd.	457,563	523,273
855,000	CoolBrands International Inc.†	674,344	2,908,446
310,000	Corn Products International Inc.	6,857,299	11,625,000
790,000	Davide Campari — Milano SpA	3,818,435	4,725,202
215,000	Dean Foods Co.†	4,172,905	2,195,150
128,000	Del Monte Foods Co.	1,172,379	1,678,080
380,000	Denny’s Corp.†	1,106,889	1,181,800
1,000	Diamond Foods Inc.	20,567	40,990
322,000	Dr. Pepper Snapple Group Inc.	6,528,181	11,437,440
2,000,000	Dynasty Fine Wines Group Ltd.	579,874	1,134,189
27,000	Farmer Brothers Co.	424,408	432,000
280,000	Flowers Foods Inc.	1,648,649	6,955,200
1,500	Green Mountain Coffee Roasters Inc.†	47,783	46,785
700,000	Grupo Continental SAB de CV	1,156,476	2,026,401
160,000	ITO EN Ltd.	3,301,726	2,627,695
25,000	J & J Snack Foods Corp.	577,813	1,048,250
1,100,000	Kikkoman Corp.	11,687,074	12,135,841
100,013	Lance Inc.	2,198,956	2,130,277
210,000	Lifeway Foods Inc.†	2,109,722	2,209,200
3,000	MEIJI Holdings Co. Ltd.	117,526	141,231
70,000	MGP Ingredients Inc.	331,262	549,500
300,000	Morinaga Milk Industry Co. Ltd.	1,174,783	1,286,536
85,000	NISSIN FOODS HOLDINGS CO. LTD.	2,907,986	3,069,897
3,300,000	Parmalat SpA	9,340,091	8,466,614
32,840	Peet’s Coffee & Tea Inc.†	1,223,308	1,124,113
15,000	PepsiCo Inc.	933,558	996,600
50,000	Ralcorp Holdings Inc.†	892,806	2,924,000
162,000	Rock Field Co. Ltd.	2,539,700	2,540,225
90,000	Smart Balance Inc.†	711,481	349,200
382,000	The Hain Celestial Group Inc.†	6,743,399	9,160,360
66,000	The J.M. Smucker Co.	1,599,230	3,994,980
100,000	Tingyi (Cayman Islands) Holding Corp.	244,762	275,814
235,870	Tootsie Roll Industries Inc.	5,142,186	5,868,446
90,000	United Natural Foods Inc.†	2,545,822	2,982,600
4,000	Vina Concha Y Toro SA, ADR	118,504	191,680
1,000,000	Vitasoy International Holdings Ltd.	574,056	787,488
10,000	Willamette Valley Vineyards Inc.†	38,942	34,600
140,000	YAKULT HONSHA Co. Ltd.	3,474,574	4,323,431
20,000	Zhongpin Inc.†	237,251	325,800

		98,895,279	125,957,538

	Health Care — 6.8%
30,000	Alere Inc.†	554,732	927,900
46,000	Align Technology Inc.†	335,840	900,680
100,000	Allergan Inc.	1,964,407	6,653,000
135,000	AngioDynamics Inc.†	2,074,516	2,057,400
8,000	Anika Therapeutics Inc.†	76,123	48,240
300,000	Animal Health International Inc.†	2,450,711	825,000
148,000	ArthroCare Corp.†	2,893,079	4,022,640
6,500	Bio-Rad Laboratories Inc., Cl. A†	258,088	588,315
50,000	BioLase Technology Inc.†	74,915	58,500
20,000	Bruker Corp.†	174,056	280,600
185,000	Cepheid Inc.†	1,972,492	3,461,350
158,000	Chemed Corp.	3,497,479	9,001,260
66,000	CONMED Corp.†	1,714,345	1,479,060
60,000	Continucare Corp.†	159,821	252,000
330,000	Crucell NV, ADR†	6,451,516	10,975,800
345,000	Cutera Inc.†	4,851,572	2,794,500
12,000	Cynosure Inc., Cl. A†	93,211	122,520
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
174,000	Del Global Technologies Corp.†	$373,602	$97,440
96,000	DexCom Inc.†	962,427	1,269,120
185,124	Exactech Inc.†	2,865,391	3,021,224
2,000	Gentiva Health Services Inc.†	43,363	43,700
500	Genzyme Corp.†	33,680	35,395
44,000	Henry Schein Inc.†	861,550	2,577,520
40,000	Heska Corp.†	35,706	18,000
24,000	ICU Medical Inc.†	598,975	894,960
280,000	IRIS International Inc.†	2,983,407	2,688,000
36,000	Kinetic Concepts Inc.†	918,852	1,316,880
42,000	Life Technologies Corp.†	1,070,187	1,960,980
23,000	Matrixx Initiatives Inc.†	97,969	117,300
50,000	MDS Inc.†	369,385	505,000
40,000	MWI Veterinary Supply Inc.†	972,736	2,308,800
8,000	Neogen Corp.†	195,096	270,800
4,000	Nobel Biocare Holding AG	61,643	71,847
100,000	Opko Health Inc.†	262,468	224,000
72,000	Orthofix International NV†	1,189,183	2,262,240
30,000	OTIX Global Inc.†	134,523	309,900
45,000	Owens & Minor Inc.	606,216	1,280,700
265,000	Pain Therapeutics Inc.†	2,223,565	1,637,700
325,000	Palomar Medical Technologies Inc.†	5,193,547	3,357,250
30,000	PSS World Medical Inc.†	367,273	641,400
400,000	Quidel Corp.†	3,969,923	4,396,000
190,002	Rochester Medical Corp.†	2,234,365	2,072,922
270,000	RTI Biologics Inc.†	1,653,560	710,100
960,000	Sorin SpA†	2,442,470	2,240,532
1,600,973	SSL International plc	14,056,508	29,123,224
2,300	Straumann Holding AG	206,988	513,296
2,000	Stryker Corp.	88,300	100,100
14,000	Syneron Medical Ltd.†	116,750	138,880
75,000	The Cooper Cos. Inc.	2,911,668	3,466,500
48,000	United-Guardian Inc.	435,056	690,240
80,000	Vascular Solutions Inc.†	619,673	918,400
80,000	Wright Medical Group Inc.†	1,378,344	1,152,800
10,000	Young Innovations Inc.	237,253	286,100
100,000	Zymogenetics Inc.†	972,116	975,000

		83,340,621	118,143,015

	Home Furnishings — 0.1%
12,000	Bassett Furniture Industries Inc.†	101,914	59,160
48,000	Bed Bath & Beyond Inc.†	1,226,616	2,083,680

		1,328,530	2,142,840

	Hotels and Gaming — 2.5%
70,000	Ante5 Inc.†	0	16,800
160,000	Boyd Gaming Corp.†	934,718	1,160,000
100,000	Canterbury Park Holding Corp.†	1,031,404	775,000
102,092	Churchill Downs Inc.	3,413,048	3,646,726
125,000	Dover Downs Gaming & Entertainment Inc.	786,541	425,000
275,000	Gaylord Entertainment Co.†	6,256,463	8,387,500
300,000	Genting Singapore plc†	250,625	424,302
18,000	Home Inns & Hotels Management Inc., ADR†	343,247	889,920
116,000	Lakes Entertainment Inc.†	532,257	199,520
205,000	Las Vegas Sands Corp.†	1,506,119	7,144,250
1,200,000	Mandarin Oriental International Ltd.	1,414,966	2,052,000
165,000	Orient-Express Hotels Ltd., Cl. A†	2,872,992	1,839,750
100,000	Penn National Gaming Inc.†	1,509,186	2,961,000
320,000	Pinnacle Entertainment Inc.†	2,316,790	3,568,000
175,200	Sonesta International Hotels Corp., Cl. A	3,657,710	2,505,360
2,000,000	The Hongkong & Shanghai Hotels Ltd.	1,786,952	3,521,140
151,000	The Marcus Corp.	2,083,911	1,789,350
25,000	Wynn Resorts Ltd.	312,098	2,169,250

		31,009,027	43,474,868

	Machinery — 1.4%
21,300	Astec Industries Inc.†	634,569	607,689
458,000	CNH Global NV†	6,182,776	16,781,120
44,500	Kennametal Inc.	1,204,590	1,376,385
3,000	Nordson Corp.	107,171	221,070
52,000	Twin Disc Inc.	537,040	725,400
135,000	Zebra Technologies Corp., Cl. A†	2,984,425	4,541,400

		11,650,571	24,253,064

	Manufactured Housing and Recreational Vehicles — 0.4%
610,000	All American Group Inc.†	1,463,378	140,300
75,000	Cavco Industries Inc.†	1,561,191	2,693,250
15,000	Drew Industries Inc.†	255,948	312,900
28,500	Nobility Homes Inc.†	433,232	277,163
179,100	Skyline Corp.	5,284,426	3,628,566

		8,998,175	7,052,179

	Metals and Mining — 0.7%
52,003	Barrick Gold Corp.	1,522,648	2,407,219
10,000	Inmet Mining Corp.	325,911	557,100
95,000	Ivanhoe Mines Ltd.†	1,341,458	2,223,950
140,000	Kinross Gold Corp.	962,642	2,630,600
250,000	Lynas Corp Ltd.†	230,655	329,835
98,000	Molycorp Inc.†	1,799,598	2,772,420
2,000	Northwest Pipe Co.†	55,888	35,000
2,000	Royal Gold Inc.	88,166	99,680
52,100	Stillwater Mining Co.†	477,514	877,364
15,000	Yamana Gold Inc.	50,671	171,000

		6,855,151	12,104,168

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Paper and Forest Products — 0.1%
25,000	Schweitzer-Mauduit International Inc.	$949,097	$1,457,750
70,000	Wausau Paper Corp.†	717,235	580,300

		1,666,332	2,038,050

	Publishing — 1.2%
60,000	Belo Corp., Cl. A†	116,307	372,000
25,000	Cambium Learning Group Inc.†	100,038	80,000
750,000	II Sole 24 Ore†	2,288,800	1,351,665
12,000	John Wiley & Sons Inc., Cl. B	46,500	494,760
1,080,000	Journal Communications Inc., Cl. A†	5,715,463	4,870,800
715,000	Media General Inc., Cl. A†	4,344,364	6,406,400
30,000	Meredith Corp.	539,417	999,300
260,000	News Corp., Cl. A	765,310	3,395,600
170,000	PRIMEDIA Inc.	845,643	646,000
400,000	The E.W. Scripps Co., Cl. A†	2,590,907	3,152,000

		17,352,749	21,768,525

	Real Estate — 1.0%
20,150	Capital Properties Inc., Cl. A	408,087	176,313
15,000	Capital Properties Inc., Cl. B (b)	0	131,250
80,000	Cohen & Steers Inc.	1,612,979	1,736,000
183,517	Griffin Land & Nurseries Inc.	2,628,652	4,852,189
10,000	Gyrodyne Co. of America Inc.†	172,069	779,000
107,000	Morguard Corp.	1,362,690	4,419,769
225,000	The St. Joe Co.†	5,845,351	5,595,750

		12,029,828	17,690,271

	Retail — 4.5%
35,000	99 Cents Only Stores†	481,194	660,800
216,000	Aaron’s Inc., Cl. A	521,690	3,974,400
260,000	AutoNation Inc.†	3,938,974	6,045,000
55,000	Barnes & Noble Inc.	856,590	891,550
16,000	Best Buy Co. Inc.	671,072	653,280
75,000	Big 5 Sporting Goods Corp.	1,168,602	1,006,500
22,000	Biglari Holdings Inc.†	5,548,040	7,230,300
210,121	Casey’s General Stores Inc.	7,296,348	8,772,552
720,000	Coldwater Creek Inc.†	3,343,931	3,794,400
75,000	Copart Inc.†	2,367,733	2,472,750
40,000	HSN Inc.†	1,122,434	1,196,000
632,200	Ingles Markets Inc., Cl. A	10,411,881	10,500,842
170,000	Macy’s Inc.	2,290,516	3,925,300
46,000	Movado Group Inc.†	612,363	500,480
140,000	Nathan’s Famous Inc.†	1,929,727	2,240,000
40,000	Pier 1 Imports Inc.†	264,690	327,600
290,000	Rush Enterprises Inc., Cl. B†	3,302,336	3,987,500
320,000	The Bon-Ton Stores Inc.†	2,392,653	3,254,400
126,500	The Cheesecake Factory Inc.†	2,673,490	3,348,455
260,000	The Great Atlantic & Pacific Tea Co. Inc.†	2,573,650	1,029,600
200,000	Tractor Supply Co.	3,695,464	7,932,000
33,000	Village Super Market Inc., Cl. A	815,643	922,020
52,000	Weis Markets Inc.	1,594,132	2,034,760
168,000	Wendy’s/Arby’s Group Inc., Cl. A	1,364,690	761,040
170,000	Winn-Dixie Stores Inc.†	2,410,224	1,212,100

		63,648,067	78,673,629

	Specialty Chemicals — 5.2%
55,000	A. Schulman Inc.	1,139,761	1,108,250
27,000	Airgas Inc.	630,253	1,834,650
83,000	Albemarle Corp.	1,309,551	3,885,230
35,000	Arch Chemicals Inc.	766,922	1,228,150
76,000	Ashland Inc.	1,338,551	3,706,520
11,000	Cytec Industries Inc.	296,699	620,180
2,175,000	Ferro Corp.†	15,606,383	28,035,750
340,000	H.B. Fuller Co.	4,380,983	6,755,800
110,000	Hawkins Inc.	1,620,696	3,896,200
950,000	Huntsman Corp.	5,135,124	10,982,000
85,000	Material Sciences Corp.†	503,549	379,100
36,000	NewMarket Corp.	3,739,586	4,092,480
355,000	Omnova Solutions Inc.†	943,978	2,552,450
70,000	Penford Corp.†	759,202	322,700
13,000	Quaker Chemical Corp.	214,482	423,280
100,000	Rockwood Holdings Inc.†	1,966,878	3,147,000
265,000	Sensient Technologies Corp.	5,398,394	8,079,850
565,000	Zep Inc.	7,636,415	9,853,600

		53,387,407	90,903,190

	Telecommunications — 2.3%
30,000	Atlantic Tele-Network Inc.	461,782	1,477,200
1,381,044	Cincinnati Bell Inc.†	4,314,122	3,687,387
6,795	Community Service Communications Inc.	0	19,230
310,000	Fastweb SpA†	6,565,766	7,577,365
110,000	HickoryTech Corp.	949,514	938,300
128,000	New Ulm Telecom Inc.	1,205,079	659,200
118,000	Rogers Communications Inc., Cl. B	569,865	4,416,740
63,000	Shenandoah Telecommunications Co.	373,895	1,144,710
1,600,000	Sprint Nextel Corp.†	4,496,476	7,408,000
37,584	Verizon Communications Inc.	846,702	1,224,863
830,000	VimpelCom Ltd., ADR†	2,507,032	12,325,500
53,000	Winstar Communications Inc.† (b)	133	53

		22,290,366	40,878,548

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Transportation — 0.6%
331,200	GATX Corp.	$9,657,251	$9,710,784
2,000	Grupo TMM SA, Cl. A, ADR†	13,813	5,860
2,000	Irish Continental Group plc	14,688	39,125
121,000	Providence and Worcester Railroad Co.	1,728,033	1,494,350

		11,413,785	11,250,119

	Wireless Communications — 0.1%
24,000	Millicom International Cellular SA	1,831,480	2,302,800

	TOTAL COMMON STOCKS	1,107,350,755	1,570,935,811

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
50,000	Jungheinrich AG Pfd.	1,031,755	1,673,392

	Broadcasting — 0.0%
1,103	PTV Inc., 10.000% Pfd., Ser. A†	0	88

	TOTAL PREFERRED STOCKS	1,031,755	1,673,480

	WARRANTS — 0.1%
	Automotive: Parts and Accessories — 0.0%
1,213	Exide Technologies, expire 05/05/11† (b)	2,247	23
4,531	Federal-Mogul Corp., expire 12/27/14†	87,687	1,495

		89,934	1,518

	Broadcasting — 0.0%
6,082	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (b)	0	6
3,430	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (b)	0	0

		0	6

	Consumer Services — 0.0%
120,000	SearchMedia Holdings Ltd., expire 11/19/11†	247,589	47,040

	Retail — 0.1%
250,189	Talbots Inc., expire 04/06/15†	750,567	700,529

	TOTAL WARRANTS	1,088,090	749,093

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$400,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (c)	377,137	524,000

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
300,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/11† (b)	1,185	1,185

	U.S. GOVERNMENT OBLIGATIONS — 10.0%
174,809,000	U.S. Treasury Bills, 0.110% to 0.230%††, 10/21/10 to 03/17/11	174,745,531	174,752,480

	TOTAL INVESTMENTS — 99.9%	$1,284,594,453	1,748,636,049

	Other Assets and Liabilities (Net) — 0.1%		2,368,321

	NET ASSETS — 100.0%		$1,751,004,370

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $407,985 or 0.02% of net assets.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of the Rule 144A security amounted to $524,000 or 0.03% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Statement of Assets and Liabilities
September 30, 2010

Assets:
Investments, at value (cost $1,272,307,723)	$1,737,909,287
Investments in affiliates, at value (cost $12,286,730)	10,726,762
Foreign currency, at value (cost $7)	6
Cash	375,360
Receivable for Fund shares sold	5,564,217
Dividends and interest receivable	1,929,548
Prepaid expenses	51,844

Total Assets	1,756,557,024

Liabilities:
Payable for Fund shares redeemed	1,931,616
Payable for investments purchased	1,205,224
Payable for investment advisory fees	1,321,835
Payable for distribution fees	355,450
Payable for accounting fees	11,250
Payable for shareholder services fees	391,833
Other accrued expenses	335,446

Total Liabilities	5,552,654

Net Assets applicable to 58,527,429 shares outstanding	$1,751,004,370

Net Assets Consist of:
Paid-in capital	$1,309,046,186
Accumulated net investment loss	(3,155,901)
Accumulated net realized loss on investments, futures contracts, and foreign currency transactions	(18,932,323)
Net unrealized appreciation on investments	464,041,596
Net unrealized appreciation on foreign currency translations	4,812

Net Assets	$1,751,004,370

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,435,780,062 ÷ 47,910,906 shares outstanding; 150,000,000 shares authorized)	$29.97

Class A:
Net Asset Value and redemption price per share ($115,264,847 ÷ 3,846,855 shares outstanding; 50,000,000 shares authorized)	$29.96

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$31.79

Class B:
Net Asset Value and offering price per share ($17,447 ÷ 617.3 shares outstanding; 50,000,000 shares authorized)	$28.26 (a)

Class C:
Net Asset Value and offering price per share ($64,829,710 ÷ 2,292,206 shares outstanding; 50,000,000 shares authorized)	$28.28 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($135,112,304 ÷ 4,476,845 shares outstanding; 50,000,000 shares authorized)	$30.18

Statement of Operations For the Year Ended September 30, 2010

Investment Income:
Dividends — Unaffiliated (net of foreign withholding taxes of $233,264)	$18,141,629
Dividends — Affiliated	46,522
Interest	323,191

Total Investment Income	18,511,342

Expenses:
Investment advisory fees	15,555,344
Distribution fees — Class AAA	3,237,238
Distribution fees — Class A	227,124
Distribution fees — Class B	326
Distribution fees — Class C	549,824
Shareholder services fees	1,805,578
Shareholder communications expenses	492,289
Custodian fees	215,197
Registration expenses	117,371
Legal and audit fees	64,874
Directors’ fees	51,283
Accounting fees	45,000
Interest expense	99
Miscellaneous expenses	126,454

Total Expenses	22,488,001

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(268,306)
Custodian fee credits	(503)

Total Reductions and Credits	(268,809)

Net Expenses	22,219,192

Net Investment Loss	(3,707,850)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments — unaffiliated	19,559,073
Net realized loss on investments — affiliated	(119,719)
Net realized gain on futures contracts	820,650
Net realized loss on foreign currency transactions	(25,450)

Net realized gain on investments, futures contracts, and foreign currency transactions	20,234,554

Net change in unrealized appreciation:
on investments	218,752,074
on foreign currency translations	5,822

Net change in unrealized appreciation on investments and foreign currency translations	218,757,896

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	238,992,450

Net Increase in Net Assets Resulting from Operations	$235,284,600

(a)	Redemption price varies based on the length of time held.
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Operations:
Net investment loss	$(3,707,850)	$(933,184)
Net realized gain/(loss) on investments, futures contracts, and foreign currency transactions	20,234,554	(35,997,353)
Net change in unrealized appreciation on investments and foreign currency translations	218,757,896	64,759,508

Net Increase in Net Assets Resulting from Operations	235,284,600	27,828,971

Distributions to Shareholders:
Net realized gain
Class AAA	—	(51,110,267)
Class A	—	(1,394,609)
Class B	—	(3,267)
Class C	—	(1,316,687)
Class I	—	(528,505)

Total Distributions to Shareholders	—	(54,353,335)

Capital Share Transactions:
Class AAA	73,317,937	220,096,064
Class A	38,695,770	33,274,548
Class B	(44,743)	666
Class C	13,950,146	18,892,727
Class I	17,685,892	77,436,236

Net Increase in Net Assets from Capital Share Transactions	143,605,002	349,700,241

Redemption Fees	9,548	11,022

Net Increase in Net Assets	378,899,150	323,186,899

Net Assets:
Beginning of period	1,372,105,220	1,048,918,321

End of period (including undistributed net investment income of $0 and $26,769, respectively)	$1,751,004,370	$1,372,105,220

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from										Ratios to Average Net Assets/
		Investment Operations				Distributions						Supplemental Data
				Net
	Net Asset	Net		Realized and	Total	Net			Net Asset		Net Assets	Net
Period	Value,	Investment		Unrealized	from	Realized			Value,		End of	Investment			Portfolio
Ended	Beginning	Income		Gain (Loss) on	Investment	Gain on	Total	Redemption	End of	Total	Period	Income	Operating		Turnover
September 30	of Period	(Loss)(a)(b)		Investments	Operations	Investments	Distributions	Fees(a)(c)	Period	Return†	(in 000’s)	(Loss)(b)	Expenses		Rate††
Class AAA
2010	$25.81	$(0.06)		$4.22	$4.16	—	—	$0.00	$29.97	16.12%	$1,435,780	(0.23)%	1.44	%(d)	14%
2009	28.20	(0.02)		(0.92)	(0.94)	$(1.45)	$(1.45)	0.00	25.81	(1.70)	1,167,114	(0.09)	1.48	(d)	25
2008	34.37	(0.00	)(c)	(4.62)	(4.62)	(1.55)	(1.55)	0.00	28.20	(13.98)	995,613	(0.01)	1.43		26
2007	30.41	(0.01)		6.42	6.41	(2.45)	(2.45)	0.00	34.37	21.95	1,002,577	(0.04)	1.42		15
2006	29.97	(0.03)		2.53	2.50	(2.06)	(2.06)	0.00	30.41	8.88	727,521	(0.09)	1.44		6
Class A
2010	$25.81	$(0.06)		$4.21	$4.15	—	—	$0.00	$29.96	16.08%	$115,265	(0.22)%	1.44	%(d)	14%
2009	28.18	(0.03)		(0.89)	(0.92)	$(1.45)	$(1.45)	0.00	25.81	(1.63)	62,548	(0.12)	1.48	(d)	25
2008	34.37	(0.01)		(4.63)	(4.64)	(1.55)	(1.55)	0.00	28.18	(14.04)	26,604	(0.02)	1.43		26
2007	30.41	0.06		6.35	6.41	(2.45)	(2.45)	0.00	34.37	21.95	15,485	0.19	1.42		15
2006	29.98	(0.02)		2.51	2.49	(2.06)	(2.06)	0.00	30.41	8.84	2,199	(0.08)	1.44		6
Class B
2010	$24.54	$(0.25)		$3.97	$3.72	—	—	$0.00	$28.26	15.16%	$17	(0.99)%	2.19	%(d)	14%
2009	27.10	(0.17)		(0.94)	(1.11)	$(1.45)	$(1.45)	0.00	24.54	(2.43)	56	(0.83)	2.23	(d)	25
2008	33.32	(0.23)		(4.44)	(4.67)	(1.55)	(1.55)	0.00	27.10	(14.60)	61	(0.77)	2.18		26
2007	29.77	(0.26)		6.26	6.00	(2.45)	(2.45)	0.00	33.32	20.99	126	(0.81)	2.17		15
2006	29.58	(0.25)		2.50	2.25	(2.06)	(2.06)	0.00	29.77	8.11	113	(0.85)	2.19		6
Class C
2010	$24.54	$(0.25)		$3.99	$3.74	—	—	$0.00	$28.28	15.24%	$64,830	(0.98)%	2.19	%(d)	14%
2009	27.09	(0.18)		(0.92)	(1.10)	$(1.45)	$(1.45)	0.00	24.54	(2.40)	42,974	(0.85)	2.23	(d)	25
2008	33.32	(0.22)		(4.46)	(4.68)	(1.55)	(1.55)	0.00	27.09	(14.63)	23,062	(0.75)	2.18		26
2007	29.76	(0.22)		6.23	6.01	(2.45)	(2.45)	0.00	33.32	21.03	9,735	(0.69)	2.17		15
2006	29.58	(0.24)		2.48	2.24	(2.06)	(2.06)	0.00	29.76	8.08	2,650	(0.83)	2.19		6
Class I
2010	$25.93	$0.01		$4.24	$4.25	—	—	$0.00	$30.18	16.39%	$135,112	0.02%	1.19	%(d)	14%
2009	28.25	0.02		(0.89)	(0.87)	$(1.45)	$(1.45)	0.00	25.93	(1.43)	99,413	0.11	1.23	(d)	25
2008(e)	30.06	0.05		(1.86)	(1.81)	—	—	0.00	28.25	(6.02)	3,578	0.22 (f)	1.18	(f)	26

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 21%. The portfolio turnover rate for the year ended September 30, 2006 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity throughout the period, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2010 and 2009. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.42% and 1.47% (Class AAA and Class A), 2.17% and 2.22% (Class B and Class C), and 1.17% and 1.22% (Class I), respectively.

(e)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(f)	Annualized.
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements
1. Organization. The Gabelli Small Cap Growth Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund’s Adviser currently characterizes small capitalization companies for the Fund as those with total common stock market values of $2 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$11,973,034	—	$2	$11,973,036
Cable	27,449,825	—	0	27,449,825
Consumer Products	36,445,214	$2,216	—	36,447,430
Entertainment	25,239,168	—	275,466	25,514,634
Real Estate	17,559,021	131,250	—	17,690,271
Telecommunications	40,219,295	659,200	53	40,878,548
Other Industries (a)	1,410,982,067	—	—	1,410,982,067

Total Common Stocks	1,569,867,624	792,666	275,521	1,570,935,811

Preferred Stocks:
Automotive: Parts and Accessories	1,673,392	—	—	1,673,392
Broadcasting	—	—	88	88

Total Preferred Stocks	1,673,392	—	88	1,673,480

Warrants:
Broadcasting	—	6	—	6
Other Industries (a)	749,087	—	—	749,087

Total Warrants	749,087	6	—	749,093

Convertible Corporate Bonds	—	524,000	—	524,000
Corporate Bonds	—	1,185	—	1,185
U.S. Government Obligations	—	174,752,480	—	174,752,480

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,572,290,103	$176,070,337	$275,609	$1,748,636,049

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2010.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	9/30/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	9/30/10	9/30/10†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$3	$—	$(16,800)	$16,799	$—	$—	$—	$2	$2
Cable	0	—	—	—	—	—	—	0	—
Computer Software and Services	24,000	—	78,560	(24,000)	(78,560)	—	—	—	—
Entertainment	203,984	—	—	71,482	—	—	—	275,466	71,482
Equipment and Supplies	0	—	(10,068)	10,068	(0)	—	—	—	—
Financial Services	15	—	(6,056)	6,041	(0)	—	—	—	—
Food and Beverage	0	—	(28,956)	28,956	(0)	—	—	—	—
Telecommunications	53	—	—	—	—	—	—	53	—
Wireless Communications	0	—	32,206	—	(32,206)	—	—	—	—

Total Common Stocks	228,055	—	48,886	109,346	(110,766)	—	—	275,521	71,484

Preferred Stocks:
Broadcasting	—	—	—	—	—	88	—	88	—
Business Services	0	—	(2,163,146)	2,163,146	(0)	—	—	—	—
Warrants:
Automotive: Parts and Accessories	243	—	—	—	—	—	(243)	—	—
Broadcasting	35	—	—	—	—	—	(35)	—	—

Total Warrants	278	—	—	—	—	—	(278)	—	—

TOTAL INVESTMENTS IN SECURITIES	$228,333	$—	$(2,114,260)	$2,272,492	$(110,766)	$88	$(278)	$275,609	$71,484

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfer out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. During the year ended September 30, 2010, the Fund had no investments in swap agreements.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund held equity futures contracts from November 2, 2009 through September 7, 2010, with an average monthly notional value of approximately $5,487,296. At September 30, 2010, there were no open futures contracts.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
For the year ended September 30, 2010, the effect of equity futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized gain on futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2010, there were no open repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses and a write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2010, reclassifications were made to decrease accumulated net investment loss by $525,180 and decrease accumulated net realized loss on investments, futures contracts, and foreign currency transactions by $25,450, with an offsetting adjustment to paid-in capital.
No distributions were made during the year ended September 30, 2010. The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Year Ended
September 30, 2009
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$3,735,472
Net long-term capital gains	50,617,863

Total distributions paid	$54,353,335

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of September 30, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(13,676,652)
Net unrealized appreciation on investments	455,660,371
Post-October currency loss deferral	(25,535)

Total	$441,958,184

At September 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $13,676,652, which are available to reduce future required distributions of net capital gains to shareholders. $1,435,829 of the loss carryforward is available through 2017; $12,240,823 is available through 2018.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2010, the Fund deferred currency losses of $25,535.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
At September 30, 2010, the difference between book and tax basis unrealized appreciation is primarily due to deferral of losses on wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.
The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,292,973,062	$548,919,351	$(93,256,364)	$455,662,987
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2007 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Corporation pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $268,306.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $388,002,240 and $184,125,383, respectively.

Purchases of U.S. Government obligations for the year ended September 30, 2010, other than short-term obligations, aggregated $372,750.
6. Transactions with Affiliates. During the year ended September 30, 2010, the Fund paid brokerage commissions on security trades of $400,648 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $73,605 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended September 30, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2010, there were no borrowings under the line of credit.
8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended September 30, 2010 and September 30, 2009 amounted to $9,548 and $11,022, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
(iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	13,235,071	$362,667,581	19,334,347	$418,412,502
Shares issued upon reinvestment of distributions	—	—	2,463,528	48,435,071
Shares redeemed	(10,544,607)	(289,349,644)	(11,881,439)	(246,751,509)

Net increase	2,690,464	$73,317,937	9,916,436	$220,096,064

Class A
Shares sold	2,230,301	$60,847,542	1,836,925	$40,930,042
Shares issued upon reinvestment of distributions	—	—	65,874	1,300,725
Shares redeemed	(806,720)	(22,151,772)	(423,637)	(8,956,219)

Net increase	1,423,581	$38,695,770	1,479,162	$33,274,548

Class B
Shares issued upon reinvestment of distributions	—	—	173	$3,267
Shares redeemed	(1,691)	$(44,743)	(112)	(2,601)

Net increase/(decrease)	(1,691)	$(44,743)	61	$666

Class C
Shares sold	902,333	$23,349,977	1,057,172	$22,091,220
Shares issued upon reinvestment of distributions	—	—	67,280	1,267,666
Shares redeemed	(361,272)	(9,399,831)	(224,541)	(4,466,159)

Net increase	541,061	$13,950,146	899,911	$18,892,727

Class I
Shares sold	1,654,093	$45,615,294	4,010,805	$83,835,007
Shares issued upon reinvestment of distributions	—	—	11,437	239,324
Shares redeemed	(1,011,555)	(27,929,402)	(314,594)	(6,638,095)

Net increase	642,538	$17,685,892	3,707,648	$77,436,236

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2010 is set forth below:

						Net Change			Percent
						in Unrealized		Value at	Owned
	Beginning	Shares	Shares	Ending	Dividend/	Appreciation/	Realized	September 30,	of Shares
	Shares	Purchased	Sold	Shares	Income	Depreciation	Loss	2010	Outstanding
Bel Fuse Inc., Cl. A*	182,075	32,325	—	214,400	$46,522	$489,013	—	$4,487,392	9.86%
Katy Industries Inc.*	415,000	2,000	—	417,000	—	(250,100)	—	333,600	5.24
Strattec Security Corp.*	155,000	30,000	—	185,000	—	1,823,411	—	4,613,900	5.65
Tech/Ops Sevcon Inc.*	202,006	37,994	—	240,000	—	342,063	—	1,212,000	7.18
Trans-Lux Corp.	172,000	7,400	(16,400)	163,000	—	(13,179)	$(119,719)	79,870	6.67

Total					$46,522	$2,391,208	$(119,719)	$10,726,762

*	Security was not affiliated at September 30, 2009.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The Gabelli Small Cap Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 24, 2010

The Gabelli Small Cap Growth Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTOR[4]:

Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer-Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 66	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS [5]:

Anthony J. Colavita Director Age: 74	Since 1991	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 66	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Robert J. Morrissey Director Age: 71	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 42	Since 2009	9	President of Advanced Polymer, Inc.	—

Anthony R. Pustorino Director Age: 85	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 76	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 64	Since 2001	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Director and Chief Executive Officer of General Employment Enterprises, Inc. (staffing)

The Gabelli Small Cap Growth Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 58	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli Equity Series Funds, Inc.
The Gabelli Small Cap Growth Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Kuni Nakamura
President
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University

Anthonie C. van Ekris
Chairman
BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers

Bruce N. Alpert
President and Secretary

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB443Q310SR
The Gabelli Small Cap Growth Fund
Morningstar® rated The Gabelli Small Cap Growth
Fund Class AAA Shares 5 stars overall
and 5 stars for the three and five year periods and
4 stars for the ten year period ended
September 30, 2010 among 556, 556, 475, and 254
Small Blend funds, respectively.
ANNUAL REPORT
SEPTEMBER 30, 2010

The Gabelli Equity Income Fund Annual Report September 30, 2010	Mario Gabelli, CFA
Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and
5 stars for the three, five and ten year periods ended September 30, 2010 among 1,127;
1,127; 942; and 490 Large Value funds, respectively.
To Our Shareholders,
     For the fiscal year ended September 30, 2010, the net asset value (“NAV”) per share of The Gabelli Equity Income Fund’s (the “Fund”) Class AAA Shares rose 11.0%, versus increases of 10.2% and 11.4% for the Standard & Poor’s (“S&P”) 500 Index and the Lipper Equity Income Fund Average, respectively.
     Enclosed are the investment portfolio and financial statements for the fiscal year ended September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a)(b)

												Since
												Inception
	Quarter		1 Year		3 Year		5 Year		10 Year	15 Year		(1/2/92)
Gabelli Equity Income Fund Class AAA	12.30%		11.03%		(4.21)%		2.93%		5.59%	8.51%		9.69%
S&P 500 Index	11.30		10.18		(7.15)		0.64		(0.43)	6.45		7.64
Lipper Equity Income Fund Average	11.58		11.40		(6.06)		1.48		2.89	6.52		7.87
Class A	12.34		11.06		(4.20)		2.95		5.59	8.50		9.69
	5.88	(c)	4.67	(c)	(6.07	)(c)	1.74	(c)	4.97 (c)	8.08	(c)	9.34 (c)
Class B	12.16		10.13		(4.94)		2.16		5.05	8.15		9.39
	7.16	(d)	5.13	(d)	(5.90	)(d)	1.79	(d)	5.05	8.15		9.39
Class C	12.09		10.20		(4.93)		2.17		5.07	8.16		9.40
	11.09	(e)	9.20	(e)	(4.93)		2.17		5.07	8.16		9.40
Class I	12.40		11.32		(3.97)		3.09		5.68	8.56		9.74
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.50%, 1.50%, 2.25%, 2.25%, and 1.25%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized.Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Class AAA Shares’ NAV’s per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and Class I Shares would have been higher due to differences in expenses associated with these classes of shares. The S&P 500 Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc.Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Performance Discussion
     For the year ended September 30, 2010, the Fund’s Class AAA Shares rose 11.0%, versus increases of 10.2% and 11.4% for the S&P 500 Index and Lipper Equity Income Fund Average, respectively.
     In the Fund’s first fiscal quarter, we saw growing evidence, gathered by our research team on a company-by-company and industry-by-industry basis, that asset prices had stabilized and that growth was returning. In the Fund’s second quarter, stocks continued their upward climb as signs of an economic recovery grew stronger. Unemployment began to fall, dropping back below 10%. In March, industrial production continued to expand and retail sales, helped by favorable weather, increased sharply. For the Fund’s third quarter, we reported that unemployment remained stubbornly high and the housing market was still bottoming. Concerns about the solvency of large financial institutions had given way to concerns about the solvency of whole nation states. Stocks advanced at the beginning of the Fund’s fourth quarter on generally strong earnings reports, although they gave back much of their gains in August as the market weighed several factors: slowing economic growth, persistently high unemployment, uncertainty regarding the upcoming midterm elections and future tax rates, and increasing regulation. Stocks then promptly rocketed upward in September as the Federal Reserve Board indicated that it would not sit on the sidelines should the economy continue to sputter along. With the market discounting the prospect of another round of quantitative easing, the market ended up nearly 9% in the month of September and over 10% for the quarter.
     Swedish Match (2.3% of net assets as of September 30, 2010), the Fund’s largest holding was one of the better performing stocks for the fiscal year. Swedish Match produces tobacco products including snus, snuff, chewing tobacco, cigars, matches, and lighters. The company benefited from the growth of the smokeless tobacco market in both Scandinavia and the U.S. On October 1, 2010, Swedish Match combined its European and premium cigar portfolios with Scandinavian cigar and pipe tobacco company STG, creating a new company. Additional top performing stocks were Rockwell Automation (1.5%) a leading global provider of industrial automation solutions to maximize asset utilization, and Deere & Co (1.5%), which manufactures and distributes agricultural and commercial equipment worldwide.
     BNY Mellon (1.3%), a global financial services company, Johnson & Johnson (1.3%), and Pfizer Inc, (1.1%) were three of the weaker performing stocks during the year.
     With monetary policy likely to remain overly accommodative for the foreseeable future, we view the chance of a “double dip” recession as low. We believe that a reinvigorated mergers and acquisitions market would support our Private Market Value (PMV) with a Catalyst™ investment approach. First and foremost, we select stocks based on their fundamentals. We seek an adequate margin of safety and one or more catalysts that can surface the intrinsic value of a security. To the extent that a takeover provides that catalyst, it would add an extra element of return to the portfolio.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUITY INCOME FUND
CLASS AAA, THE LIPPER EQUITY INCOME FUND AVERAGE, AND THE S&P 500 INDEX

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

The Gabelli Equity Income Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2010 through September 30, 2010
Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	4/01/10	9/30/10	Ratio	Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,004.70	1.44%	$7.24
Class A	$1,000.00	$1,004.70	1.44%	$7.24
Class B	$1,000.00	$1,000.50	2.19%	$10.98
Class C	$1,000.00	$1,000.50	2.19%	$10.98
Class I	$1,000.00	$1,005.80	1.19%	$5.98
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.85	1.44%	$7.28
Class A	$1,000.00	$1,017.85	1.44%	$7.28
Class B	$1,000.00	$1,014.09	2.19%	$11.06
Class C	$1,000.00	$1,014.09	2.19%	$11.06
Class I	$1,000.00	$1,019.10	1.19%	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of September 30, 2010:

The Gabelli Equity Income Fund
Food and Beverage	12.3%
Financial Services	11.5%
Health Care	10.7%
Consumer Products	7.2%
Retail	6.7%
Energy and Utilities: Oil	5.3%
Telecommunications	4.9%
Diversified Industrial	4.0%
Aerospace	3.6%
Energy and Utilities: Integrated	3.3%
Metals and Mining	2.1%
U.S. Treasury Bills	2.1%
Energy and Utilities: Services	2.0%
Specialty Chemicals	2.0%
Computer Hardware	1.8%
Computer Software and Services	1.8%
Entertainment	1.7%
Automotive: Parts and Accessories	1.7%
Electronics	1.6%
Energy and Utilities: Natural Gas	1.6%
Hotels and Gaming	1.6%
Machinery	1.5%
Equipment and Supplies	1.2%
Automotive	1.0%
Energy and Utilities: Electric	0.9%
Wireless Communications	0.8%
Communications Equipment	0.8%
Agriculture	0.7%
Cable and Satellite	0.7%
Business Services	0.6%
Broadcasting	0.5%
Paper and Forest Products	0.4%
Environmental Services	0.4%
Aviation: Parts and Services	0.3%
Transportation	0.3%
Consumer Services	0.1%
Publishing	0.1%
Exchange Traded Funds	0.1%
Energy and Utilities: Water	0.0%
Real Estate	0.0%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

4

The Gabelli Equity Income Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 96.4%
	Aerospace — 3.6%
2,000	Lockheed Martin Corp.	$47,350	$142,560
10,000	Raytheon Co.	279,200	457,100
371,000	Rockwell Automation Inc.	18,260,631	22,901,830
2,000	Rockwell Collins Inc.	15,844	116,500
1,400,000	Rolls-Royce Group plc†	9,952,358	13,272,483
245,000	The Boeing Co.	14,241,389	16,302,300

		42,796,772	53,192,773

	Agriculture — 0.7%
99,000	Archer-Daniels-Midland Co.	2,838,337	3,160,080
150,000	Monsanto Co.	2,423,783	7,189,500
12,000	The Mosaic Co.	186,246	705,120

		5,448,366	11,054,700

	Automotive — 0.8%
550,000	Ford Motor Co.†	6,294,220	6,732,000
124,000	Navistar International Corp.†	4,373,721	5,411,360

		10,667,941	12,143,360

	Automotive: Parts and Accessories — 1.6%
265,000	Genuine Parts Co.	9,635,208	11,816,350
6,000	Johnson Controls Inc.	50,425	183,000
48,000	Modine Manufacturing Co.†	452,081	622,560
144,500	O’Reilly Automotive Inc.†	4,192,589	7,687,400
55,100	Tenneco Inc.†	840,371	1,596,247
140,000	The Pep Boys — Manny, Moe & Jack	1,583,944	1,481,200

		16,754,618	23,386,757

	Aviation: Parts and Services — 0.3%
65,000	Curtiss-Wright Corp.	944,125	1,969,500
70,000	GenCorp Inc.†	462,415	344,400
4,500	Precision Castparts Corp.	421,715	573,075
21,000	United Technologies Corp.	609,942	1,495,830

		2,438,197	4,382,805

	Broadcasting — 0.3%
250,000	CBS Corp., Cl. A, Voting	4,663,897	3,975,000
40,000	CBS Corp., Cl. B, Non-Voting	413,475	634,400
132	Granite Broadcasting Corp.† (a)	10,795	0

		5,088,167	4,609,400

	Business Services — 0.6%
30,000	Automatic Data Processing Inc.	1,174,016	1,260,900
185,000	Diebold Inc.	6,514,528	5,751,650
4,000	Landauer Inc.	134,546	250,520
10,000	MasterCard Inc., Cl. A	743,059	2,240,000

		8,566,149	9,503,070

	Cable and Satellite — 0.7%
135,000	Cablevision Systems Corp., Cl. A	1,864,112	3,535,650
5,000	DIRECTV, Cl. A†	134,071	208,150
155,000	DISH Network Corp., Cl. A	3,065,609	2,969,800
16,000	EchoStar Corp., Cl. A†	478,840	305,280
500	Jupiter Telecommunications Co. Ltd.	492,514	539,051
55,000	Scripps Networks Interactive Inc., Cl. A	2,303,601	2,616,900

		8,338,747	10,174,831

	Communications Equipment — 0.7%
250,000	Corning Inc.	3,735,647	4,570,000
100,000	Motorola Inc.†	830,109	853,000
120,000	Thomas & Betts Corp.†	3,448,817	4,922,400

		8,014,573	10,345,400

	Computer Hardware — 1.7%
188,000	International Business Machines Corp.	15,841,008	25,218,320
45,000	Xerox Corp.	259,391	465,750

		16,100,399	25,684,070

	Computer Software and Services — 1.8%
120,000	Fidelity National Information Services Inc.	1,968,404	3,255,600
200,000	McAfee Inc.†	9,440,640	9,452,000
450,000	Microsoft Corp.	12,688,431	11,020,500
160,000	Yahoo! Inc.†	4,197,373	2,267,200

		28,294,848	25,995,300

	Consumer Products — 7.2%
45,000	Altria Group Inc.	538,092	1,080,900
130,000	Avon Products Inc.	3,737,161	4,174,300
15,000	Clorox Co.	823,581	1,001,400
14,000	Compagnie Financiere Richemont SA, Cl. A	421,541	674,034
850,000	Eastman Kodak Co.†	6,904,675	3,570,000
63,000	Energizer Holdings Inc.†	2,834,133	4,235,490
188,000	Fortune Brands Inc.	8,772,784	9,255,240
5,000	Hanesbrands Inc.†	108,950	129,300
170,700	Harman International Industries Inc.†	6,623,575	5,703,087
250,000	Kimberly-Clark Corp.	15,970,978	16,262,500
5,500	National Presto Industries Inc.	161,281	585,585
60,000	Pactiv Corp.†	1,799,645	1,978,800
50,000	Philip Morris International Inc.	1,501,172	2,801,000
100,000	Reckitt Benckiser Group plc	3,154,703	5,499,700
1,300,000	Swedish Match AB	17,131,187	34,677,724
210,000	The Procter & Gamble Co.	12,253,966	12,593,700
78,000	Unilever NV — NY Shares, ADR	1,542,066	2,330,640

		84,279,490	106,553,400

	Consumer Services — 0.1%
67,500	Rollins Inc.	386,886	1,578,150

See accompanying notes to financial statements.

5

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Diversified Industrial — 3.6%
5,000	3M Co.	$213,645	$433,550
4,000	Acuity Brands Inc.	42,447	176,960
6,000	Alstom SA	432,684	306,077
60,000	Baldor Electric Co.	1,832,927	2,424,000
100,000	Cooper Industries plc	2,757,977	4,893,000
96,000	Crane Co.	3,275,285	3,642,240
1,100,000	General Electric Co.	23,104,343	17,875,000
210,000	Honeywell International Inc.	6,310,986	9,227,400
30,000	ITT Corp.	1,489,518	1,404,900
8,000	Jardine Matheson Holdings Ltd.	241,476	361,120
110,000	Jardine Strategic Holdings Ltd.	2,257,889	2,948,000
413,003	National Patent Development Corp.†	1,017,559	574,074
120,000	Textron Inc.	763,372	2,467,200
12,000	Trinity Industries Inc.	214,160	267,240
178,000	Tyco International Ltd.	6,940,696	6,537,940

		50,894,964	53,538,701

	Electronics — 1.6%
500,000	Intel Corp.	9,940,781	9,615,000
100,000	L-1 Identity Solutions Inc.†	1,169,000	1,173,000
335,000	LSI Corp.†	3,059,651	1,527,600
265,000	Texas Instruments Inc.	6,011,130	7,192,100
20,000	Thermo Fisher Scientific Inc.†	835,759	957,600
133,250	Tyco Electronics Ltd.	4,392,573	3,893,565

		25,408,894	24,358,865

	Energy and Utilities: Electric — 0.9%
30,000	American Electric Power Co. Inc.	932,060	1,086,900
12,000	DTE Energy Co.	517,320	551,160
85,000	El Paso Electric Co.†	670,852	2,021,300
110,000	Great Plains Energy Inc.	2,663,694	2,079,000
60,000	Korea Electric Power Corp., ADR†	977,409	775,800
56,087	Mirant Corp.†	936,815	558,627
1,200,000	Mirant Corp., Escrow† (a)	0	0
150,000	Northeast Utilities	3,148,300	4,435,500
80,000	The AES Corp.†	268,400	908,000
13,333	UIL Holdings Corp.	293,785	375,457

		10,408,635	12,791,744

	Energy and Utilities: Integrated — 3.3%
50,000	Allegheny Energy Inc.	586,698	1,226,000
40,000	BP plc, ADR	861,066	1,646,800
50,100	CH Energy Group Inc.	2,054,118	2,212,416
70,000	CONSOL Energy Inc.	2,465,451	2,587,200
90,000	Constellation Energy Group Inc.	2,772,144	2,901,600
66,000	Dominion Resources Inc.	2,658,978	2,881,560
100,000	DPL Inc.	2,637,051	2,613,000
195,000	Duke Energy Corp.	2,406,814	3,453,450
450,000	El Paso Corp.	5,172,794	5,571,000
29,000	ENI SpA	304,221	625,828
12,269	Iberdrola SA, ADR	510,847	376,168
25,000	Integrys Energy Group Inc.	1,192,522	1,301,500
80,000	NextEra Energy Inc.	3,608,192	4,351,200
80,000	NSTAR	1,282,183	3,148,000
72,000	OGE Energy Corp.	1,955,611	2,870,640
100,000	PNM Resources Inc.	1,042,460	1,139,000
75,000	Progress Energy Inc.	3,196,534	3,331,500
15,000	Progress Energy Inc., CVO†	7,800	2,250
7,200	Public Service Enterprise Group Inc.	156,820	238,176
30,000	Suncor Energy Inc., New York	785,965	976,500
21,000	Suncor Energy Inc., Toronto	908,497	683,740
50,000	TECO Energy Inc.	652,639	866,000
140,000	Westar Energy Inc.	2,333,669	3,392,200

		39,553,074	48,395,728

	Energy and Utilities: Natural Gas — 1.6%
13,000	AGL Resources Inc.	242,114	498,680
20,000	Atmos Energy Corp.	523,679	585,000
175,000	National Fuel Gas Co.	7,404,633	9,066,750
73,000	ONEOK Inc.	1,642,426	3,287,920
24,000	Piedmont Natural Gas Co. Inc.	394,017	696,000
110,000	Southern Union Co.	2,047,400	2,646,600
65,000	Southwest Gas Corp.	1,365,198	2,183,350
200,000	Spectra Energy Corp.	4,249,072	4,510,000

		17,868,539	23,474,300

	Energy and Utilities: Oil — 5.3%
187,000	Anadarko Petroleum Corp.	9,464,852	10,668,350
38,000	Canadian Oil Sands Trust	1,117,252	940,305
190,000	Chevron Corp.	8,702,369	15,399,500
185,000	ConocoPhillips	5,343,273	10,624,550
22,000	Denbury Resources Inc.†	369,472	349,580
49,000	Devon Energy Corp.	2,021,181	3,172,260
149,000	Exxon Mobil Corp.	4,735,083	9,206,710
40,000	Marathon Oil Corp.	1,639,448	1,324,000
24,000	Nexen Inc.	739,574	482,846
2,000	Niko Resources Ltd.	114,911	196,832
100,000	Occidental Petroleum Corp.	4,145,051	7,830,000
10,000	PetroChina Co. Ltd., ADR	703,753	1,164,200
120,000	Petroleo Brasileiro SA, ADR	4,827,605	4,352,400
33,000	Repsol YPF SA, ADR	689,095	849,090
120,000	Royal Dutch Shell plc, Cl. A, ADR	5,525,081	7,236,000
25,000	Statoil ASA, ADR	327,939	524,500
17,518	Total SA, ADR	290,564	903,929
44,000	Transocean Ltd.†	3,256,838	2,828,760
160,000	UTS Energy Corp.†	804,039	559,821
40,000	WesternZagros Resources Ltd.†	147,109	14,773

		54,964,489	78,628,406

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Services — 2.0%
30,000	ABB Ltd., ADR	$351,824	$633,600
52,000	Cameron International Corp.†	746,014	2,233,920
38,178	GDF Suez, Strips	0	52
379,000	Halliburton Co.	11,119,147	12,533,530
48,000	Oceaneering International Inc.†	2,057,794	2,585,280
40,000	Schlumberger Ltd.	1,275,020	2,464,400
530,000	Weatherford International Ltd.†	9,546,079	9,063,000

		25,095,878	29,513,782

	Energy and Utilities: Water — 0.0%
30,000	Aqua America Inc.	329,549	612,000

	Entertainment — 1.7%
100,000	Grupo Televisa SA, ADR	2,315,333	1,892,000
38,750	Madison Square Garden Inc., Cl. A†	480,606	816,850
117,000	Time Warner Inc.	3,427,098	3,586,050
305,300	Viacom Inc., Cl. A	12,029,180	12,239,477
225,000	Vivendi	7,625,595	6,149,971

		25,877,812	24,684,348

	Environmental Services — 0.4%
145,000	Waste Management Inc.	4,749,875	5,182,300

	Equipment and Supplies — 1.2%
12,000	A.O. Smith Corp.	253,184	694,680
24,000	Danaher Corp.	876,851	974,640
89,000	Flowserve Corp.	3,426,108	9,738,380
6,000	Ingersoll-Rand plc	117,853	214,260
1,500	Minerals Technologies Inc.	37,938	88,380
40,000	Mueller Industries Inc.	1,650,585	1,059,600
12,000	Parker Hannifin Corp.	459,607	840,720
100,000	Tenaris SA, ADR	4,056,653	3,842,000

		10,878,779	17,452,660

	Exchange Traded Funds — 0.1%
25,000	Ultra Financials ProShares	1,275,972	1,359,000

	Financial Services — 11.5%
6,450	Alleghany Corp.†	1,015,113	1,954,544
215,000	AllianceBernstein Holding LP	5,744,008	5,678,150
280,000	American Express Co.	11,265,355	11,768,400
246,961	AmeriCredit Corp.†	6,026,578	6,040,666
23,990	Argo Group International Holdings Ltd.	741,793	833,413
25,864	Banco Popular Espanol SA	185,938	163,955
2,000	Banco Santander Chile, ADR	29,250	193,100
160,000	Banco Santander SA, ADR	1,233,058	2,025,600
390,000	Bank of America Corp.	4,518,427	5,112,900
12,156	BNP Paribas	506,339	864,545
1,300,000	Citigroup Inc.†	5,913,260	5,070,000
36,000	Commerzbank AG, ADR†	531,523	295,200
78,000	Deutsche Bank AG	4,508,461	4,284,540
105,000	Discover Financial Services	1,820,893	1,751,400
90,000	Federal National Mortgage Association†	64,427	24,624
83,000	Federated Investors Inc., Cl. B	2,078,706	1,889,080
27,406	Fidelity Southern Corp.†	257,635	179,783
260,000	H&R Block Inc.	5,199,660	3,367,000
10,000	Interactive Brokers Group Inc., Cl. A†	169,390	172,100
170,000	Janus Capital Group Inc.	2,521,455	1,861,500
260,199	JPMorgan Chase & Co.	9,215,450	9,905,776
75,000	Julius Baer Group Ltd.	2,537,524	2,730,118
61,100	Kinnevik Investment AB, Cl. A	977,600	1,304,426
18,000	Kinnevik Investment AB, Cl. B	252,511	381,078
400,000	Legg Mason Inc.	8,834,521	12,124,000
35,000	Leucadia National Corp.†	467,433	826,700
140,000	Loews Corp.	6,155,434	5,306,000
90,000	M&T Bank Corp.	5,917,140	7,362,900
365,000	Marsh & McLennan Companies Inc.	11,002,192	8,803,800
270,000	Morgan Stanley	8,164,616	6,663,600
23,000	Northern Trust Corp.	922,385	1,109,520
80,000	NYSE Euronext	1,891,784	2,285,600
14,000	Och-Ziff Capital Management Group LLC, Cl. A	103,489	208,600
40,000	Oritani Financial Corp.	400,000	399,200
50,000	PNC Financial Services Group Inc.	2,084,482	2,595,500
400,000	Popular Inc.†	1,107,999	1,160,000
500	Raiffeisen International Bank Holding AG	28,874	23,312
958	Reinet Investments SCA†	188,972	16,070
24,000	Royal Bank of Canada	1,230,936	1,251,120
175,000	SLM Corp.†	3,395,332	2,021,250
183,000	Sterling Bancorp	2,920,769	1,590,270
12,000	SunTrust Banks Inc.	251,737	309,960
50,000	T. Rowe Price Group Inc.	1,388,039	2,503,250
150,000	TD Ameritrade Holding Corp.†	2,617,742	2,422,500
2,000	The Allstate Corp.	61,340	63,100
750,000	The Bank of New York Mellon Corp.	22,364,515	19,597,500
15,000	The Charles Schwab Corp.	262,820	208,500
2,000	The Dun & Bradstreet Corp.	20,476	148,280
11,000	The Goldman Sachs Group Inc.	1,476,161	1,590,380
40,000	The Student Loan Corp.	1,391,579	1,188,000
36,000	The Travelers Companies Inc.	1,428,424	1,875,600
40,000	Unitrin Inc.	1,156,156	975,600
170,000	Waddell & Reed Financial Inc., Cl. A	3,708,122	4,651,200
See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
480,000	Wells Fargo & Co.	$14,589,727	$12,062,400
115,000	Wilmington Trust Corp.	3,145,222	1,032,700

		175,992,772	170,228,310

	Food and Beverage — 12.3%
52,000	American Dairy Inc.†	941,086	543,400
30,000	Anheuser-Busch InBev NV	496,266	1,764,730
64,000	Brown-Forman Corp., Cl. A	2,899,384	3,939,840
13,500	Brown-Forman Corp., Cl. B	825,918	832,140
145,000	Campbell Soup Co.	4,305,546	5,183,750
40,000	Coca-Cola Amatil Ltd., ADR	246,845	921,200
20,000	Coca-Cola Enterprises Inc.	546,326	620,000
16,000	Coca-Cola Femsa SAB de CV, ADR	565,411	1,251,520
200,000	Constellation Brands Inc., Cl. A†	2,611,207	3,538,000
20,000	Corn Products International Inc.	317,298	750,000
136,389	Danone	6,897,164	8,157,793
295,000	Dean Foods Co.†	5,741,566	3,011,950
45,000	Del Monte Foods Co.	457,322	589,950
68,000	Diageo plc, ADR	3,141,778	4,692,680
100,000	Dr. Pepper Snapple Group Inc.	2,159,483	3,552,000
140,000	Fomento Economico Mexicano SAB de CV, ADR	3,316,409	7,102,200
220,000	General Mills Inc.	5,457,146	8,038,800
800,000	Grupo Bimbo SAB de CV, Cl. A	2,557,333	5,840,505
118,000	H.J. Heinz Co.	4,171,689	5,589,660
125,000	Heineken NV	5,566,367	6,482,264
200,000	ITO EN Ltd.	4,311,208	3,284,619
3,000	Kellogg Co.	92,580	151,530
1,025,000	Kraft Foods Inc., Cl. A	30,269,487	31,631,500
18,000	McCormick & Co. Inc., Non-Voting	711,698	756,720
102,000	Nestlé SA	2,185,232	5,433,980
20,000	Nestlé SA, ADR	1,034,550	1,068,600
105,000	NISSIN FOODS HOLDINGS CO. LTD.	3,438,629	3,792,226
3,300,000	Parmalat SpA	9,238,139	8,466,614
25,953	PepsiCo Inc.	1,615,574	1,724,317
34,507	Pernod-Ricard SA	2,637,794	2,881,307
50,841	Remy Cointreau SA	2,897,375	3,424,216
150,000	Sapporo Holdings Ltd.	1,005,195	702,563
400,000	Sara Lee Corp.	5,539,780	5,372,000
523,000	The Coca-Cola Co.	25,482,714	30,605,960
55,000	The Hershey Co.	2,163,089	2,617,450
70,076	Tootsie Roll Industries Inc.	1,672,255	1,743,491
125,000	Tyson Foods Inc., Cl. A	1,502,292	2,002,500
28,000	Wimm-Bill-Dann Foods OJSC, ADR	249,970	633,360
135,000	YAKULT HONSHA Co. Ltd.	3,659,573	4,169,023

		152,928,678	182,864,358

	Health Care — 10.7%
48,000	Abbott Laboratories	2,187,977	2,507,520
25,000	Aetna Inc.	817,636	790,250
35,500	Alcon Inc.	5,464,942	5,921,045
155,000	Baxter International Inc.	6,195,428	7,395,050
100,000	Becton, Dickinson and Co.	6,601,932	7,410,000
580,000	Boston Scientific Corp.†	5,512,085	3,555,400
490,000	Bristol-Myers Squibb Co.	12,208,281	13,283,900
325,000	Covidien plc	12,213,108	13,061,750
420,000	Eli Lilly & Co.	17,323,908	15,342,600
11,276	GlaxoSmithKline plc, ADR	515,984	445,628
22,000	Henry Schein Inc.†	566,365	1,288,760
100,000	Hospira Inc.†	3,605,739	5,701,000
310,000	Johnson & Johnson	19,608,683	19,207,600
17,000	Laboratory Corp. of America Holdings†	1,207,808	1,333,310
120,000	Mead Johnson Nutrition Co.	5,476,383	6,829,200
24,000	Medco Health Solutions Inc.†	613,992	1,249,440
18,000	Medtronic Inc.	587,868	604,440
220,000	Merck & Co. Inc.	5,832,095	8,098,200
5,000	Nobel Biocare Holding AG	139,480	89,808
160,000	Novartis AG, ADR	8,717,427	9,227,200
35,000	Patterson Companies Inc.	1,211,543	1,002,750
955,000	Pfizer Inc.	20,125,877	16,397,350
70,000	St. Jude Medical Inc.†	2,868,961	2,753,800
740,000	Tenet Healthcare Corp.†	5,076,159	3,492,800
240,000	UnitedHealth Group Inc.	9,715,275	8,426,400
18,000	William Demant Holding A/S†	880,509	1,328,236
44,000	Zimmer Holdings Inc.†	2,690,494	2,302,520

		157,965,939	159,045,957

	Hotels and Gaming — 1.6%
130,000	International Game Technology	2,603,777	1,878,500
1,204,352	Ladbrokes plc	8,974,480	2,538,942
305,000	Las Vegas Sands Corp.†	1,784,652	10,629,250
220,000	MGM Resorts International†	1,468,863	2,481,600
80,000	Starwood Hotels & Resorts Worldwide Inc.	1,673,543	4,204,000
15,000	Wynn Resorts Ltd.	579,316	1,301,550

		17,084,631	23,033,842

	Machinery — 1.5%
6,000	Caterpillar Inc.	35,181	472,080
320,400	Deere & Co.	15,974,668	22,357,512
10,009	Mueller Water Products Inc., Cl. A	121,460	30,227

		16,131,309	22,859,819

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2010

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	Metals and Mining — 2.1%
500,000	Alcoa Inc.	$9,289,251	$6,055,000
10,000	Carpenter Technology Corp.	327,255	337,100
125,000	Freeport-McMoRan Copper & Gold Inc.	3,080,698	10,673,750
190,000	Newmont Mining Corp.	7,722,899	11,933,900
45,000	Peabody Energy Corp.	1,713,246	2,205,450
2,000	Royal Gold Inc.	88,166	99,680
6,615	Teck Resources Ltd., Cl. B	533,053	272,084

		22,754,568	31,576,964

	Paper and Forest Products — 0.4%
6,000	Rayonier Inc.	264,580	300,720
400,000	Weyerhaeuser Co.	10,177,818	6,304,000

		10,442,398	6,604,720

	Publishing — 0.1%
5,000	Idearc Inc.† (a)	268	17
6,016	News Corp., Cl. B	70,881	90,601
30,000	The McGraw-Hill Companies Inc.	1,225,693	991,800
800	The Washington Post Co., Cl. B	465,710	319,528
6,000	Value Line Inc.	156,578	83,220

		1,919,130	1,485,166

	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	224,290	264,400

	Retail — 6.5%
7,500	AutoZone Inc.†	1,120,476	1,716,825
36,000	Copart Inc.†	1,144,406	1,186,920
225,000	Costco Wholesale Corp.	11,676,234	14,510,250
420,000	CVS Caremark Corp.	15,112,166	13,217,400
80,000	Ingles Markets Inc., Cl. A	1,547,485	1,328,800
510,000	Macy’s Inc.	8,225,055	11,775,900
170,000	Safeway Inc.	3,593,397	3,597,200
500	Sears Holdings Corp.†	40,733	36,070
225,000	SUPERVALU Inc.	3,364,124	2,594,250
220,000	The Great Atlantic & Pacific Tea Co. Inc.†	2,670,163	871,200
570,000	The Home Depot Inc.	16,258,364	18,057,600
126,000	Tractor Supply Co.	2,271,358	4,997,160
234,000	Wal-Mart Stores Inc.	11,089,210	12,523,680
160,000	Walgreen Co.	5,381,532	5,360,000
10,000	Weis Markets Inc.	300,480	391,300
100,000	Whole Foods Market Inc.†	3,392,986	3,711,000

		87,188,169	95,875,555

	Specialty Chemicals — 2.0%
44,000	Albemarle Corp.	576,219	2,059,640
45,000	Ashland Inc.	1,712,728	2,194,650
84,000	E. I. du Pont de Nemours and Co.	3,590,572	3,748,080
260,000	Ferro Corp.†	2,722,418	3,351,400
4,000	FMC Corp.	186,076	273,640
52,500	H.B. Fuller Co.	1,084,497	1,043,175
220,000	International Flavors & Fragrances Inc.	10,205,154	10,674,400
3,500	NewMarket Corp.	13,508	397,880
75,000	Omnova Solutions Inc.†	485,875	539,250
5,000	Quaker Chemical Corp.	90,412	162,800
40,000	Sensient Technologies Corp.	822,757	1,219,600
120,000	The Dow Chemical Co.	4,456,634	3,295,200
4,000	Zep Inc.	17,026	69,760

		25,963,876	29,029,475

	Telecommunications — 4.8%
380,000	AT&T Inc.	10,147,034	10,868,000
525,000	BCE Inc.	12,011,920	17,062,500
46,000	Belgacom SA	1,592,123	1,793,808
4,495	Bell Aliant Regional Communications Income Fund	117,429	113,019
50,000	BT Group plc	204,914	109,963
16,000	BT Group plc, ADR	469,025	350,720
22,000	CenturyLink Inc.	792,226	868,120
400,000	Cincinnati Bell Inc.†	1,654,791	1,068,000
435,000	Deutsche Telekom AG, ADR	7,138,510	5,929,050
20,000	France Telecom SA, ADR	546,384	430,600
50,000	Frontier Communications Corp.	438,869	408,500
280,000	Qwest Communications International Inc.	1,358,400	1,755,600
2,000,000	Sprint Nextel Corp.†	9,611,438	9,260,000
9,195	Telefonica SA, ADR	161,475	681,809
360,000	Telekom Austria AG	5,458,427	5,418,109
144,500	Telephone & Data Systems Inc.	5,307,372	4,739,600
12,000	TELUS Corp.	185,454	533,230
20,000	TELUS Corp., Non-Voting	937,513	847,000
270,000	Verizon Communications Inc.	9,023,249	8,799,300

		67,156,553	71,036,928

	Transportation — 0.3%
147,000	GATX Corp.	5,282,933	4,310,040

	Wireless Communications — 0.8%
140,000	Cable & Wireless Communications plc	106,768	124,808
140,000	Cable & Wireless Worldwide plc	166,997	161,755
31,000	Millicom International Cellular SA	2,340,951	2,974,450
2,400	NTT DoCoMo Inc.	3,485,733	3,996,167
70,000	Turkcell Iletisim Hizmetleri A/S, ADR	1,147,786	1,173,200
140,000	Vodafone Group plc, ADR	3,545,753	3,473,400

		10,793,988	11,903,780

	TOTAL COMMON STOCKS	1,256,310,847	1,428,715,164

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	PREFERRED STOCKS — 0.4%
	Automotive — 0.2%
70,000	Ford Motor Co. Capital Trust II, 6.500% Cv. Pfd.	$3,167,049	$3,353,700

	Communications Equipment — 0.1%
1,100	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	759,000	891,000

	Energy and Utilities: Integrated — 0.0%
300	El Paso Corp., 4.990% Cv. Pfd. (b)	293,192	341,775

	Entertainment — 0.0%
3,000	Metromedia International Group Inc., 7.250% Pfd.†	5,310	60,000

	Telecommunications — 0.1%
33,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	918,894	1,287,000

	TOTAL PREFERRED STOCKS	5,143,445	5,933,475

	RIGHTS — 0.0%
	Financial Services — 0.0%
78,000	Deutsche Bank AG, expire 10/05/10†	0	387,660

	WARRANTS — 0.0%
	Broadcasting — 0.0%
330	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
330	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

	TOTAL WARRANTS	0	0

Principal
Amount
	CORPORATE BONDS — 1.0%
	Automotive: Parts and Accessories — 0.1%
$800,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11 (a)	788,277	800,800

	Broadcasting — 0.2%
2,200,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	1,994,548	2,172,500
200,000	Young Broadcasting Inc., Sub. Deb., 10.000%, 03/01/11†	154,752	2

		2,149,300	2,172,502

	Computer Hardware — 0.1%
2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,597,126	1,845,000

	Diversified Industrial — 0.4%
6,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	6,000,000	6,390,000

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	67,614	66,000

	Retail — 0.2%
4,400,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	4,350,183	3,206,500

	TOTAL CORPORATE BONDS	14,952,500	14,480,802

	U.S. GOVERNMENT OBLIGATIONS — 2.1%
31,451,000	U.S. Treasury Bills, 0.060% to 0.185%††, 10/14/10 to 03/17/11	31,438,999	31,440,537

	TOTAL INVESTMENTS — 99.9%	$1,307,845,791	1,480,957,638

	Other Assets and Liabilities (Net) — 0.1%		2,100,567

	NET ASSETS — 100.0%		$1,483,058,205

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $800,817 or 0.05% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of Rule 144A securities amounted to $6,731,775 or 0.45% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

Cv.	Convertible

CVO	Contingent Value Obligation

STEP	Step coupon bond. The rate disclosed is that in effect at September 30, 2010.
See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund
Statement of Assets and Liabilities
September 30, 2010

Assets:
Investments, at value (cost $1,307,845,791)	$1,480,957,638
Foreign currency, at value (cost $79,387)	78,546
Cash	515,644
Receivable for investments sold	7,455,481
Receivable for Fund shares sold	6,179,011
Unrealized appreciation on swap contracts	6,925
Dividends and interest receivable	3,158,361
Prepaid expenses	49,622

Total Assets	1,498,401,228

Liabilities:
Payable for investments purchased	11,679,360
Payable for Fund shares redeemed	1,578,535
Payable for investment advisory fees	1,179,556
Payable for distribution fees	312,624
Payable for accounting fees	11,250
Unrealized depreciation on swap contracts	4,114
Other accrued expenses	577,584

Total Liabilities	15,343,023

Net Assets applicable to 79,646,168 shares outstanding	$1,483,058,205

Net Assets Consist of:
Paid-in capital	$1,411,184,159
Undistributed net investment income	243,397
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(101,478,282)
Net unrealized appreciation on investments	173,111,847
Net unrealized appreciation on swap contracts	2,811
Net unrealized depreciation on foreign currency translations	(5,727)

Net Assets	$1,483,058,205

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,330,969,813 ÷ 71,366,382 shares outstanding; 150,000,000 shares authorized)	$18.65

Class A:
Net Asset Value and redemption price per share ($67,314,206 ÷ 3,619,983 shares outstanding; 50,000,000 shares authorized)	$18.60

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.73

Class B:
Net Asset Value and offering price per share ($141,371 ÷ 8,011 shares outstanding; 50,000,000 shares authorized)	$17.65 (a)

Class C:
Net Asset Value and offering price per share ($43,429,273 ÷ 2,459,987 shares outstanding; 50,000,000 shares authorized)	$17.65 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($41,203,542 ÷ 2,191,805 shares outstanding; 50,000,000 shares authorized)	$18.80

(a) Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $718,417)	$35,365,865
Interest	1,088,004

Total Investment Income	36,453,869

Expenses:
Investment advisory fees	13,311,557
Distribution fees — Class AAA	3,078,459
Distribution fees — Class A	116,841
Distribution fees — Class B	1,288
Distribution fees — Class C	307,691
Shareholder services fees	1,560,550
Shareholder communications expenses	386,952
Custodian fees	198,753
Registration expenses	112,222
Legal and audit fees	64,291
Accounting fees	45,000
Directors’ fees	43,608
Interest expense	18
Miscellaneous expenses	118,035

Total Expenses	19,345,265

Less:
Custodian fee credits	(654)

Net Expenses	19,344,611

Net Investment Income	17,109,258

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(10,059,141)
Net realized gain on swap contracts	107,287
Net realized loss on foreign currency transactions	(69,690)

Net realized loss on investments, swap contacts, and foreign currency transactions	(10,021,544)

Net change in unrealized appreciation/depreciation:
on investments	127,690,987
on swap contracts	(5,741)
on foreign currency translations	(9,425)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	127,675,821

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	117,654,277

Net Increase in Net Assets Resulting from Operations	$134,763,535

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Operations:
Net investment income	$17,109,258	$13,352,410
Net realized loss on investments, swap contracts, and foreign currency transactions	(10,021,544)	(73,688,314)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	127,675,821	19,511,806

Net Increase/(Decrease) in Net Assets Resulting from Operations	134,763,535	(40,824,098)

Distributions to Shareholders:
Net investment income
Class AAA	(15,582,602)	(12,708,696)
Class A	(604,809)	(332,367)
Class B	(1,755)	(2,539)
Class C	(416,801)	(263,177)
Class I	(280,529)	(93,966)

	(16,886,496)	(13,400,745)

Return of capital
Class AAA	(9,276,624)	(9,214,213)
Class A	(360,055)	(240,977)
Class B	(1,045)	(1,841)
Class C	(248,130)	(190,811)
Class I	(167,004)	(68,128)

	(10,052,858)	(9,715,970)

Total Distributions to Shareholders	(26,939,354)	(23,116,715)

Capital Share Transactions:
Class AAA	141,667,526	18,397,736
Class A	32,355,446	8,036,701
Class B	21,771	(110,470)
Class C	18,243,484	4,589,115
Class I	31,329,729	6,354,700

Net Increase in Net Assets from Capital Share Transactions	223,617,956	37,267,782

Redemption Fees	5,058	1,178

Net Increase/(Decrease) in Net Assets	331,447,195	(26,671,853)
Net Assets:
Beginning of period	1,151,611,010	1,178,282,863

End of period (including undistributed net investment income of $243,397 and $0, respectively)	$1,483,058,205	$1,151,611,010

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from											Ratios to Average Net Assets/
		Investment Operations			Distributions								Supplemental Data
	Net Asset		Net Realized and	Total		Net				Net Asset		Net Assets
Period	Value,	Net	Unrealized	from	Net	Realized	Return			Value,		End of	Net		Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	of	Total	Redemption	End of	Total	Period	Investment	Operating	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income	Expenses††	Rate†††
Class AAA
2010	$17.14	$0.23	$1.64	$1.87	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$18.65	11.03%	$1,330,970	1.29%	1.44%	14%
2009	18.00	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.14	(2.34)	1,088,655	1.46	1.50	17
2008	22.98	0.18	(4.43)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	18.00	(18.95)	1,135,543	0.87	1.43	22
2007	20.23	0.22	3.37	3.59	(0.39)	(0.45)	—	(0.84)	0.00	22.98	18.19	1,191,351	1.01	1.43	12
2006	18.72	0.38	1.68	2.06	(0.36)	(0.19)	—	(0.55)	0.00	20.23	11.25	794,375	1.98	1.45	14
Class A
2010	$17.09	$0.24	$1.63	$1.87	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$18.60	11.06%	$67,314	1.35%	1.44%	14%
2009	17.95	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.09	(2.34)	31,104	1.46	1.50	17
2008	22.91	0.18	(4.41)	(4.23)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.95	(18.92)	22,979	0.88	1.43	22
2007	20.17	0.22	3.36	3.58	(0.39)	(0.45)	—	(0.84)	0.00	22.91	18.20	15,313	1.00	1.43	12
2006	18.66	0.39	1.67	2.06	(0.36)	(0.19)	—	(0.55)	0.00	20.17	11.29	8,379	2.02	1.45	14
Class B
2010	$16.37	$0.10	$1.54	$1.64	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$17.65	10.13%	$141	0.56%	2.19%	14%
2009	17.34	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.37	(3.07)	114	0.73	2.25	17
2008	22.32	0.02	(4.27)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.34	(19.54)	252	0.12	2.18	22
2007	19.82	0.06	3.28	3.34	(0.39)	(0.45)	—	(0.84)	0.00	22.32	17.28	344	0.29	2.18	12
2006	18.48	0.36	1.53	1.89	(0.36)	(0.19)	—	(0.55)	0.00	19.82	10.46	352	1.91	2.20	14
Class C
2010	$16.36	$0.10	$1.55	$1.65	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$17.65	10.20%	$43,429	0.61%	2.19%	14%
2009	17.33	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.36	(3.07)	22,919	0.70	2.25	17
2008	22.31	0.03	(4.28)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.33	(19.55)	18,547	0.13	2.18	22
2007	19.81	0.05	3.29	3.34	(0.39)	(0.45)	—	(0.84)	0.00	22.31	17.29	17,279	0.24	2.18	12
2006	18.47	0.24	1.65	1.89	(0.36)	(0.19)	—	(0.55)	0.00	19.81	10.46	8,044	1.26	2.20	14
Class I
2010	$17.23	$0.35	$1.58	$1.93	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$18.80	11.32%	$41,204	1.92%	1.19%	14%
2009	18.04	0.25	(0.70)	(0.45)	(0.21)	—	(0.15)	(0.36)	0.00	17.23	(2.05)	8,819	1.71	1.25	17
2008(c)	21.42	0.19	(3.30)	(3.11)	(0.14)	—	(0.13)	(0.27)	0.00	18.04	(14.65)	962	1.31 (d)	1.18 (d)	22

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the year ended September 30, 2006 would have been 1.46%, 1.46%, 2.21%, and 2.21% for Class AAA, Class A, Class B, and Class C, respectively. For the years ended September 30, 2010, 2009, 2008, and 2007, the effect of Custodian Fee Credits was minimal.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, and 2006 would have been 20%, and 34%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)	Annualized.
See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund
Notes to Financial Statements
1. Organization. The Gabelli Equity Income Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

14

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$4,609,400	—	$0	$4,609,400
Energy and Utilities: Electric	12,791,744	—	0	12,791,744
Energy and Utilities: Integrated	48,393,478	$2,250	—	48,395,728
Publishing	1,485,149	—	17	1,485,166
Telecommunications	70,923,909	113,019	—	71,036,928
Other Industries (a)	1,290,396,198	—	—	1,290,396,198

Total Common Stocks	1,428,599,878	115,269	17	1,428,715,164

Preferred Stocks (a)	5,933,475	—	—	5,933,475
Rights (a)	387,660	—	—	387,660
Warrants (a)	—	0	—	0
Corporate Bonds	—	14,480,800	2	14,480,802
U.S. Government Obligations	—	31,440,537	—	31,440,537

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,434,921,013	$46,036,606	$19	$1,480,957,638

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT:
Contract for Difference Swap Agreement	$—	$6,925	$—	$6,925

LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	(4,114)	—	(4,114)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$2,811	$—	$2,811

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2010.

15

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	9/30/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	9/30/10	9/30/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities: Electric	0	—	—	—	—	—	—	0	—
Publishing	—	—	—	(108)	—	125	—	17	(108)

Total Common Stocks	0	—	—	(108)	—	125	—	17	(108)

Warrants:
Broadcasting	3	—	—	—	—	—	(3)	—	—

Corporate Bonds	—	—	—	(248)	—	250	—	2	(248)

TOTAL INVESTMENTS IN SECURITIES	$3	$—	$—	$(356)	$—	$375	$(3)	$19	$(356)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and

16

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at September 30, 2010 are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:

$261,740 (140,000 Shares)	Rank Group plc	Rank Group plc	6/27/11	$(4,114)
182,584 (20,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	6,925

				$2,811

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended September 30, 2010 had an average monthly notional amount of approximately $393,834.
As of September 30, 2010, the value of equity contract for difference swap agreements that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts.
For the year ended September 30, 2010, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount.This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

17

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended September 30, 2010, the Fund had no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.
Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2010, the Fund had no investments in securities sold short.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2010, there were no open repurchase agreements.

18

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions.The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.The Fund held no illiquid securities at September 30, 2010. For the restricted securities the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

19

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions, tax treatment of currency gains and losses, reclassifications of swaps, and reclassifications of gains on swaps. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2010, reclassifications were made to increase undistributed net investment income by $62,715 and to increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $58,445, with an offsetting adjustment to paid-in capital.
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Distributions paid from:
Ordinary income	$16,886,496	$13,400,745
Return of capital	10,052,858	9,715,970

Total distributions paid	$26,939,354	$23,116,715

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital.The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions.To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains.The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.The current annualized

20

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
rate is $0.36 per share. Any paid-in capital that is a component of a distribution is not sourced from realized gains of the Fund and that portion should not be considered as yield or total return from the Fund.
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of September 30, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(74,164,504)
Net unrealized appreciation on investments	160,560,406
Post-October capital and currency loss deferral	(14,512,219)
Other temporary differences*	(9,637)

Total	$71,874,046

*	Other temporary differences are primarily due to swap payable adjustments, income from investments in hybrid securities, and cost basis adjustments on investments in securities.
At September 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $74,164,504, which are available to reduce future required distributions of net capital gains to shareholders. $1,899,612 of the loss carryforward is available through 2017; $72,264,892 is available through 2018.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2010, the Fund deferred capital losses of $14,442,132 and currency losses of $70,087.
At September 30, 2010, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, basis adjustments on investments in partnerships, and cost basis adjustments on investments in securities.
The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,320,394,316	$262,365,405	$(101,802,083)	$160,563,322
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2007 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

21

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Corporation pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $405,168,803 and $182,451,536, respectively.
Sales of U.S. Government obligations for the year ended September 30, 2010, other than short-term obligations, aggregated $1,500,000.
6. Transactions with Affiliates. During the year ended September 30, 2010, the Fund paid brokerage commissions on security trades of $546,506 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $57,646 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended September 30, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2010, there were no borrowings under the line of credit.
8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge

22

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase.The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended September 30, 2010 and September 30, 2009 amounted to $5,058 and $1,178, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	21,637,827	$387,763,650	20,754,130	$302,088,224
Shares issued upon reinvestment of distributions	1,300,877	23,212,884	1,423,010	20,241,888
Shares redeemed	(15,099,132)	(269,309,008)	(21,736,561)	(303,932,376)

Net increase	7,839,572	$141,667,526	440,579	$18,397,736

Class A
Shares sold	2,491,071	$44,560,597	1,152,325	$16,776,961
Shares issued upon reinvestment of distributions	46,493	828,020	36,073	513,106
Shares redeemed	(737,882)	(13,033,171)	(648,443)	(9,253,366)

Net increase	1,799,682	$32,355,446	539,955	$8,036,701

Class B
Shares sold	3,220	$57,672	1,088	$13,188
Shares issued upon reinvestment of distributions	157	2,655	316	4,257
Shares redeemed	(2,353)	(38,556)	(8,965)	(127,915)

Net increase/(decrease)	1,024	$21,771	(7,561)	$(110,470)

Class C
Shares sold	1,389,534	$23,812,111	757,678	$10,228,605
Shares issued upon reinvestment of distributions	30,202	512,405	29,522	402,548
Shares redeemed	(360,684)	(6,081,032)	(456,330)	(6,042,038)

Net increase	1,059,052	$18,243,484	330,870	$4,589,115

Class I
Shares sold	2,679,750	$49,306,287	675,326	$9,395,435
Shares issued upon reinvestment of distributions	24,314	438,095	5,494	84,446
Shares redeemed	(1,024,097)	(18,414,653)	(222,311)	(3,125,181)

Net increase	1,679,967	$31,329,729	458,509	$6,354,700

23

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

24

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The Gabelli Equity Income Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 24, 2010

25

The Gabelli Equity Income Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 66	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 74	Since 1991	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 66	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Robert J. Morrissey Director Age: 71	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 42	Since 2009	9	President of Advanced Polymer, Inc.	—

Anthony R. Pustorino Director Age: 85	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 76	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 64	Since 2001	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Director and Chief Executive Officer of General Employment Enterprises, Inc. (staffing)

26

The Gabelli Equity Income Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 58	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2010 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended September 30, 2010, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.226, $0.226, $0.226, $0.226, and $0.226 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended September 30, 2010, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution (excluding return of capital distributions) as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 3% of the ordinary income distribution as qualified interest income pursuant to the American Jobs Creation Act of 2004.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during the year ended September 30, 2010 which was derived from U.S. Treasury securities was 0.12%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2010. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

27

Gabelli Equity Series Funds, Inc.
The Gabelli Equity Income Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Kuni Nakamura
President
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University

Anthonie C. van Ekris
Chairman
BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers

Bruce N. Alpert
President and Secretary

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB444Q310SR

The Gabelli Equity Income Fund
Morningstar® rated The Gabelli Equity Income Fund
Class AAA Shares 5 stars overall and
5 stars for the three, five and ten year periods ended
September 30, 2010 among 1,127; 1,127; 942; and
490 Large Value funds, respectively.
ANNUAL REPORT
SEPTEMBER 30, 2010

The Gabelli Woodland Small Cap Value Fund Annual Report — September 30, 2010	Elizabeth M. Lilly, CFA
To Our Shareholders,
     For the fiscal year ended September 30, 2010, the net asset value (“NAV”) per share of The Gabelli Woodland Small Cap Value Fund’s (the “Fund”) (Class AAA) rose 12.9%, versus 13.4% for the Russell 2000 Index.
     Enclosed are the investment portfolio and financial statements for the fiscal year ended September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a)(b)

									Since
									Inception
	Quarter		1 Year		3 Year		5 Year		(12/31/02)
Gabelli Woodland Small Cap Value Fund Class AAA	15.10%		12.91%		(3.74)%		1.42%		6.76%
Russell 2000 Index	11.29		13.35		(4.29)		1.60		9.00
Class A	15.11		12.94		(3.74)		1.45		6.80
	8.49	(c)	6.45	(c)	(5.67	)(c)	0.22	(c)	5.96 (c)
Class C	14.90		12.11		(4.43)		0.68		6.04
	13.90	(d)	11.11	(d)	(4.43)		0.68		6.04
Class I	15.13		13.24		(3.53)		1.55		6.85
In the current prospectus, the gross expense ratios for Class AAA, A, C, and I Shares are 3.34%, 3.34%, 4.09%, and 3.09%, respectively. The net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2011 are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. Class AAA and Class I Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index of small U.S. companies is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot directly invest in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion
     The Fund’s Class AAA Shares rose 12.9% for the fiscal year ended September 30, 2010 versus the Russell 2000 Index that increased 13.4% for the same time period.
     The past several months in the market have been volatile. The substantial gain we experienced in the Fund’s second fiscal quarter, only to then experience a significant decline in the third quarter, violently reversed itself in the fourth quarter. Unfortunately, we do not think the volatility of the market will subside anytime soon. The burgeoning field of macro hedge funds/Exchange Traded Funds (“ETFs”) employ macro based strategies that are driving the tremendous day to day volatility. The other significant factor driving the volatility is the strife in Washington, D. C. and within the U.S. government.
     The bigger issue today is the outlook for the economy and our investments. We believe that the economy is incrementally improving. An encouraging sign is the Fifth Wave of merger and acquisition activity, which began early in 2010 and gained momentum only this past quarter.
     As always, your portfolio continues to be constructed with a fundamental bottom up investment approach. Therefore, we do not have a Fund that will mirror the performance of the Russell 2000. What we do own is a collection of good businesses that generate free cash flow which we believe are operated by honest and talented management teams, and are disciplined in their capital allocation decisions.
     During the past year, we had several investments that added to our overall performance. Three of the more significant contributors were CPI Corp. (1.5% of net assets as of September 30, 2010), TriMas Corporation (1.2%), and Hawk Corporation (1.1%).
     Our weaker performing stocks during the year were Harsco Corporation (1.3%), Albany International Corp. (1.3%), and SurModics, Inc. (1.1%).
We appreciate your loyalty and support in these volatile markets.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI
WOODLAND SMALL CAP VALUE FUND CLASS AAA AND THE RUSSELL 2000 INDEX

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

The Gabelli Woodland Small Cap Value Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2010 through September 30, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	4/01/10	9/30/10	Ratio	Period*
The Gabelli Woodland Small Cap Value Fund
Actual Fund Return
Class AAA	$1,000.00	$1,004.50	2.02%	$10.15
Class A	$1,000.00	$1,004.50	2.02%	$10.15
Class C	$1,000.00	$1,001.20	2.77%	$13.90
Class I	$1,000.00	$1,005.60	1.77%	$8.90
Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.94	2.02%	$10.20
Class A	$1,000.00	$1,014.94	2.02%	$10.20
Class C	$1,000.00	$1,011.18	2.77%	$13.97
Class I	$1,000.00	$1,016.19	1.77%	$8.95

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of September 30, 2010:
The Gabelli Woodland Small Cap Value Fund

Diversified Industrial	14.6%
Computer Software and Services	12.6%
Health Care	10.0%
Business Services	9.8%
Equipment and Supplies	7.1%
Specialty Chemicals	5.5%
Consumer Products	5.1%
Financial Services	4.9%
Telecommunications	4.8%
Machinery	4.6%
Aerospace	4.0%
Food and Beverage	2.7%
Consumer Services	2.5%
Retail	2.4%
Restaurants	2.3%
Energy and Utilities	2.3%
Hotels and Gaming	2.1%
Publishing	1.5%
Entertainment	1.1%
Transportation	0.8%
Automotive: Parts and Accessories	0.6%
Other Assets and Liabilities (Net)	(1.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 101.3%
	Aerospace — 4.0%
5,300	Herley Industries Inc.†	$75,929	$87,450
3,420	Kaman Corp.	88,418	89,638
3,200	Spirit Aerosystems Holdings Inc., Cl. A†	48,500	63,776

		212,847	240,864

	Automotive: Parts and Accessories — 0.6%
1,800	Federal-Mogul Corp.†	23,085	34,038

	Business Services — 9.8%
3,258	Ascent Media Corp., Cl. A†	87,849	87,021
4,390	Deluxe Corp.	69,742	83,981
8,150	Edgewater Technology Inc.†	58,199	22,168
4,000	Intermec Inc.†	98,702	49,040
3,000	Liquidity Services Inc.†	24,634	48,030
2,700	Macquarie Infrastucture Co. LLC†	41,827	41,850
12,800	PRGX Global Inc.†	59,917	72,576
10,000	S1 Corp.†	62,888	52,100
6,333	Safeguard Scientifics Inc.†	51,503	79,352
2,520	The Brink’s Co.	75,254	57,960

		630,515	594,078

	Computer Software and Services — 12.6%
5,500	Dynamics Research Corp.†	49,049	56,540
2,800	Fair Isaac Corp.	42,306	69,048
10,410	Lawson Software Inc.†	76,460	88,173
5,500	Mercury Computer Systems Inc.†	72,380	66,165
2,000	MICROS Systems Inc.†	41,540	84,660
2,340	MTS Systems Corp.	83,850	72,540
4,500	Rimage Corp.†	76,334	73,980
5,100	Schawk Inc.	75,040	94,146
16,000	Tier Technologies Inc.†	147,106	88,640
8,800	TransAct Technologies Inc.†	26,149	70,400

		690,214	764,292

	Consumer Products — 5.1%
2,270	Alberto-Culver Co.	49,353	85,465
12,000	Alliance One International Inc.†	58,317	49,800
1,085	Church & Dwight Co. Inc.	32,590	70,460
11,600	Kid Brands Inc.†	58,691	99,760

		198,951	305,485

	Consumer Services — 2.5%
3,500	CPI Corp.	80,745	90,580
1,600	Steiner Leisure Ltd.†	74,445	60,960

		155,190	151,540

	Diversified Industrial — 14.6%
2,100	AEP Industries Inc.†	79,468	49,602
4,000	Albany International Corp., Cl. A	89,332	75,680
20,000	Graphic Packaging Holding Co.†	71,355	66,800
5,957	Griffon Corp.†	51,420	72,616
3,300	Harsco Corp.	78,992	81,114
1,500	Hawk Corp., Cl. A†	42,209	64,905
2,200	L.B. Foster Co., Cl. A†	60,598	63,668
2,900	OSI Systems Inc.†	35,116	105,328
2,000	Raven Industries Inc.	39,770	75,780
20,040	Technitrol Inc.	99,596	88,376
1,600	Texas Industries Inc.	40,337	50,432
8,000	Vishay Intertechnology Inc.†	49,879	77,440
571	Vishay Precision Group Inc.†	4,929	8,913

		743,001	880,654

	Energy and Utilities — 2.3%
5,075	Juhl Wind Inc.†	11,025	6,090
4,000	Northern Oil and Gas Inc.†	49,711	67,760
2,170	PICO Holdings Inc.†	70,399	64,796

		131,135	138,646

	Entertainment — 1.1%
6,500	Take-Two Interactive Software Inc.†	63,637	65,910

	Equipment and Supplies — 7.1%
3,200	Actuant Corp., Cl. A	50,801	73,472
13,700	Gerber Scientific Inc.†	44,090	84,529
3,350	GrafTech International Ltd.†	55,207	52,361
2,650	Mine Safety Appliances Co.	65,323	71,815
1,930	Powell Industries Inc.†	38,791	60,062
1,550	The Toro Co.	48,979	87,157

		303,191	429,396

	Financial Services — 4.9%
1,400	Cash America International Inc.	50,543	49,000
1,430	HMN Financial Inc.†	50,068	4,655
6,700	NewAlliance Bancshares Inc.	97,054	84,554
11,600	Sanders Morris Harris Group Inc.	61,656	65,656
5,600	TCF Financial Corp.	79,527	90,664

		338,848	294,529

	Food and Beverage — 2.7%
5,500	Constellation Brands Inc., Cl. A†	70,562	97,295
1,100	The J.M. Smucker Co.	52,808	66,583

		123,370	163,878

See accompanying notes to financial statements.

5

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care — 10.0%
6,200	AtriCure Inc.†	$30,842	$49,228
1,300	Chemed Corp.	54,426	74,061
60,300	Hooper Holmes Inc.†	61,785	42,210
4,100	Immucor Inc.†	75,134	81,303
3,000	IRIS International Inc.†	31,000	28,800
8,740	Rochester Medical Corp.†	104,725	95,353
5,500	SurModics Inc.†	73,139	65,560
1,000	Techne Corp.	58,834	61,730
3,500	Transcend Services Inc.†	45,829	53,375
1,480	West Pharmaceutical Services Inc.	60,856	50,779

		596,570	602,399

	Hotels and Gaming — 2.1%
2,520	Gaylord Entertainment Co.†	20,724	76,860
4,400	Pinnacle Entertainment Inc.†	34,849	49,060

		55,573	125,920

	Machinery — 4.6%
4,964	Key Technology Inc.†	52,978	64,135
2,730	Robbins & Myers Inc.	53,987	73,109
5,000	TriMas Corp.†	50,158	74,250
900	Valmont Industries Inc.	48,651	65,160

		205,774	276,654

	Publishing — 1.5%
3,200	Scholastic Corp.	41,446	89,024

	Restaurants — 2.3%
1,440	DineEquity Inc.†	55,256	64,771
8,000	Famous Dave’s of America Inc.†	49,700	76,080

		104,956	140,851

	Retail — 2.4%
800	J. Crew Group Inc.†	9,599	26,896
3,900	Penske Automotive Group Inc.†	64,036	51,480
3,400	Regis Corp.	64,374	65,042

		138,009	143,418

	Specialty Chemicals — 5.5%
4,000	A. Schulman Inc.	77,233	80,600
660	FMC Corp.	26,045	45,150
2,850	H.B. Fuller Co.	63,386	56,630
8,000	PolyOne Corp.†	55,196	96,720
1,700	Quaker Chemical Corp.	44,936	55,352

		266,796	334,452

	Telecommunications — 4.8%
1,400	Atlantic Tele-Network Inc.	69,565	68,936
2,100	CommScope Inc.†	55,030	49,854
7,400	HickoryTech Corp.	56,094	63,122
2,400	j2 Global Communications Inc.†	50,715	57,096
4,500	Neutral Tandem Inc.†	56,970	53,775

		288,374	292,783

	Transportation — 0.8%
8,000	Air Transport Services Group Inc.†	50,480	48,720

	TOTAL COMMON STOCKS	5,361,962	6,117,531

	TOTAL INVESTMENTS — 101.3%	$5,361,962	6,117,531

	Other Assets and Liabilities (Net) — (1.3)%		(76,489)

	NET ASSETS — 100.0%		$6,041,042

†	Non-income producing security.
See accompanying notes to financial statements.

6

The Gabelli Woodland Small Cap Value Fund
Statement of Assets and Liabilities
September 30, 2010

Assets:
Investments, at value (cost $5,361,962)	$6,117,531
Cash	28,569
Receivable for investments sold	27,607
Receivable for Fund shares sold	5,982
Receivable from Adviser	5,531
Dividends receivable	5,312
Prepaid expenses	14,289

Total Assets	6,204,821

Liabilities:
Payable for investments purchased	112,807
Payable for Fund shares redeemed	3,765
Payable for distribution fees	1,249
Payable for legal and audit fees	28,883
Payable for shareholder communications expenses	12,854
Other accrued expenses	4,221

Total Liabilities	163,779

Net Assets applicable to 678,047 shares outstanding	$6,041,042

Net Assets Consist of:
Paid-in capital	$6,176,590
Accumulated net realized loss on investments	(891,117)
Net unrealized appreciation on investments	755,569

Net Assets	$6,041,042

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,739,031 ÷ 643,393 shares outstanding; 100,000,000 shares authorized)	$8.92

Class A:
Net Asset Value and redemption price per share ($116,314 ÷ 12,935 shares outstanding; 50,000,000 shares authorized)	$8.99

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.54

Class C:
Net Asset Value and offering price per share ($119,310 ÷ 14,329 shares outstanding; 50,000,000 shares authorized)	$8.33 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($66,387 ÷ 7,390 shares outstanding; 50,000,000 shares authorized)	$8.98

(a) Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended September 30, 2010

Investment Income:
Dividends	$40,282
Interest	132

Total Investment Income	40,414

Expenses:
Investment advisory fees	59,473
Distribution fees — Class AAA	14,186
Distribution fees — Class A	198
Distribution fees — Class C	1,237
Registration expenses	33,310
Legal and audit fees	22,224
Shareholder communications expenses	20,303
Shareholder services fees	12,908
Custodian fees	11,163
Interest expense	689
Directors’ fees	203
Miscellaneous expenses	8,910

Total Expenses	184,804

Less:
Fees waived and expenses reimbursed by Adviser (See Note 3)	(64,417)

Net Expenses	120,387

Net Investment Loss	(79,973)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	613,259
Net change in unrealized appreciation on investments	177,018

Net Realized and Unrealized Gain on Investments	790,277

Net Increase in Net Assets Resulting from Operations	$710,304

See accompanying notes to financial statements.

7

The Gabelli Woodland Small Cap Value Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Operations:
Net investment loss	$(79,973)	$(50,257)
Net realized gain/(loss) on investments	613,259	(1,491,355)
Net change in unrealized appreciation on investments	177,018	509,146

Net Increase/(Decrease) in Net Assets Resulting from Operations	710,304	(1,032,466)

Distributions to Shareholders:
Net realized gain
Class AAA	—	(301,983)
Class A	—	(2,225)
Class B	—	(7)
Class C	—	(6,124)
Class I	—	(3,246)

Total Distributions to Shareholders	—	(313,585)

Capital Share Transactions:
Class AAA	(406,637)	(556,713)
Class A	59,906	5,845
Class B	(154)*	7
Class C	(14,730)	(2,199)
Class I	(998)	(3,163)

Net Decrease in Net Assets from Capital Share Transactions	(362,613)	(556,223)

Redemption Fees	—	7

Net Increase/(Decrease) in Net Assets	347,691	(1,902,267)
Net Assets:
Beginning of period	5,693,351	7,595,618

End of period (including undistributed net investment income of $0 and $0, respectively)	$6,041,042	$5,693,351

*	Class B Shares were fully redeemed and closed on February 2, 2010.
See accompanying notes to financial statements.

8

The Gabelli Woodland Small Cap Value Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from										Ratios to Average Net Assets/
		Investment Operations			Distributions							Supplemental Data
	Net Asset	Net	Net Realized and	Total		Net			Net Asset		Net Assets	Net		Expenses Net of	Expenses Before
Period	Value,	Investment	Unrealized	from	Net	Realized			Value,		End of	Investment		Waivers/	Waivers/	Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption	End of	Total	Period	Income		Reimburse-	Reimburse-	Turnover
September 30	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)(c)		ments(d)	ments(e)	Rate
Class AAA
2010	$7.90	$(0.11)	$1.13	$1.02	—	—	—	—	$8.92	12.91%	$5,739	(1.33)%		2.01%	3.09%	61%
2009	9.30	(0.07)	(0.92)	(0.99)	—	$(0.41)	$(0.41)	$0.00	7.90	(8.99)	5,462	(1.04)		2.01	3.34	62
2008	12.61	(0.08)	(1.43)	(1.51)	—	(1.80)	(1.80)	0.00	9.30	(13.20)	7,327	(0.80)		2.01	2.52	58
2007	13.35	0.05	2.44	2.49	$(0.06)	(3.17)	(3.23)	0.00	12.61	20.71	9,040	0.38		2.01	2.33	51
2006	14.64	(0.12)	0.07	(0.05)	—	(1.24)	(1.24)	0.00	13.35	(0.35)	9,137	(0.84)		2.01	2.31	59
Class A
2010	$7.96	$(0.11)	$1.14	$1.03	—	—	—	—	$8.99	12.94%	$116	(1.27)%		2.01%	3.09%	61%
2009	9.37	(0.07)	(0.93)	(1.00)	—	$(0.41)	$(0.41)	$0.00	7.96	(9.04)	50	(1.06)		2.01	3.34	62
2008	12.69	(0.08)	(1.44)	(1.52)	—	(1.80)	(1.80)	0.00	9.37	(13.19)	51	(0.80)		2.01	2.52	58
2007	13.36	0.13	2.39	2.52	$(0.02)	(3.17)	(3.19)	0.00	12.69	20.94	65	1.00		2.01	2.33	51
2006	14.65	(0.12)	0.07	(0.05)	—	(1.24)	(1.24)	0.00	13.36	(0.36)	100	(0.83)		2.01	2.31	59
Class C
2010	$7.43	$(0.16)	$1.06	$0.90	—	—	—	—	$8.33	12.11%	$119	(2.09)%		2.76%	3.84%	61%
2009	8.84	(0.11)	(0.89)	(1.00)	—	$(0.41)	$(0.41)	$0.00	7.43	(9.61)	122	(1.78)		2.76	4.09	62
2008	12.16	(0.15)	(1.37)	(1.52)	—	(1.80)	(1.80)	0.00	8.84	(13.86)	146	(1.58)		2.76	3.27	58
2007	13.00	(0.03)	2.36	2.33	—	(3.17)	(3.17)	0.00	12.16	19.84	295	(0.26)		2.76	3.08	51
2006	14.39	(0.21)	0.06	(0.15)	—	(1.24)	(1.24)	0.00	13.00	(1.11)	425	(1.58)		2.76	3.06	59
Class I
2010	$7.93	$(0.09)	$1.14	$1.05	—	—	—	—	$8.98	13.24%	$67	(1.09)%		1.76%	2.84%	61%
2009	9.31	(0.05)	(0.92)	(0.97)	—	$(0.41)	$(0.41)	$0.00	7.93	(8.76)	59	(0.79)		1.76	3.09	62
2008(f)	9.41	(0.03)	(0.07)	(0.10)	—	—	—	0.00	9.31	(1.06)	72	(0.44	)(g)	1.76 (g)	2.27 (g)	58

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Due to capital share activity throughout the year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(d)	The Fund incurred interest expense during the years ended September 30, 2010, 2009, 2008, 2007, and 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, 2.00%, and 2.00% (Class AAA and Class A), 2.75%, 2.75%, 2.75%, 2.75%, and 2.75% (Class C), 1.75%, 1.75%, and 1.75% (Class I), respectively.

(e)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(f)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(g)	Annualized.
See accompanying notes to financial statements.

9

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements
1. Organization. The Gabelli Woodland Small Cap Value Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund’s Adviser currently characterizes small capitalization companies for the Fund as those with a total market value at the time of investment not greater than that of the largest company in the Russell 2000 Index or $3.0 billion, whichever is less. The Fund commenced investment operations on December 31, 2002.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates.The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

10

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 — Quoted Prices*	$6,117,531

*	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2010.
There were no Level 3 investments held at September 30, 2010 or September 30, 2009.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to- market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2010, there were no open repurchase agreements.

11

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the year ended September 30, 2010.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2010, reclassifications were made to decrease accumulated net investment loss by $79,973, with an offsetting adjustment to paid-in capital.

12

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
No distributions were made during the year ended September 30, 2010. The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Year Ended
September 30, 2009
Distributions paid from:
Net long-term capital gains	$313,533
Return of capital	52

Total distributions paid	$313,585

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of September 30, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforward	$(874,666)
Net unrealized appreciation on investments	739,118

Total	$(135,548)

At September 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $874,666, which are available to reduce future required distributions of net capital gains to shareholders. $279,714 of the loss carryforward is available through 2017; $594,952 is available through 2018.
At September 30, 2010, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes.
The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$5,378,413	$1,181,527	$(442,409)	$739,118
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2007 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

13

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of brokerage fees, interest, taxes, and extraordinary expenses) at 2.00%, 2.00%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets through January 31, 2011. For the year ended September 30, 2010, the Adviser reimbursed the Fund in the amount of $64,417.The Fund is obliged to repay the Adviser for a period of two years following the year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fell below those percentages of average daily net assets for those respective share classes. At September 30, 2010, the cumulative amount which the Fund may repay the Adviser is $127,913.

For the year ended September 30, 2009, expiring September 30, 2011	$63,496
For the year ended September 30, 2010, expiring September 30, 2012	64,417

$127,913

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $3,554,407 and $3,841,528, respectively.
6. Transactions with Affiliates. During the year ended September 30, 2010, Gabelli & Co. informed the Fund that it retained $473 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2010, there were no borrowings outstanding under the line of credit.
The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2010 was $22,974 with a weighted average interest rate of 1.47%. The maximum amount borrowed at any time during the year ended September 30, 2010 was $211,000.

14

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
8. Capital Stock. The Fund offers four classes of shares — Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares were fully redeemed on February 2, 2010. Class C Shares are subject to a 1.00% contingent deferred sales charge based on the lesser of the NAV per share at the date of original purchase or at the date of redemption for one year after purchase.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase.The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The Fund did not retain any redemption fees during the year ended September 30, 2010. The redemption fees retained by the Fund during the year ended September 30, 2009 amounted to $7. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	68,072	$578,213	157,059	$959,441
Shares issued upon reinvestment of distributions	—	—	50,701	290,012
Shares redeemed	(116,302)	(984,850)	(304,082)	(1,806,166)

Net decrease	(48,230)	$(406,637)	(96,322)	$(556,713)

Class A
Shares sold	6,735	$60,906	463	$3,620
Shares issued upon reinvestment of distributions	—	—	386	2,225
Shares redeemed	(104)	(1,000)	—	—

Net increase	6,631	$59,906	849	$5,845

Class B*
Shares issued upon reinvestment of distributions	—	—	2	$7
Shares redeemed	(19)	$(154)	—	—

Net increase/(decrease)	(19)	$(154)	2	$7

Class C
Shares sold	—	—	9,388	$50,275
Shares issued upon reinvestment of distributions	—	—	1,132	6,124
Shares redeemed	(2,051)	$(14,730)	(10,624)	(58,598)

Net decrease	(2,051)	$(14,730)	(104)	$(2,199)

Class I
Shares sold	3,772	$31,966	4,217	$27,230
Shares issued upon reinvestment of distributions	—	—	567	3,246
Shares redeemed	(3,862)	(32,964)	(5,044)	(33,639)

Net decrease	(90)	$(998)	(260)	$(3,163)

*	Class B Shares were fully redeemed on February 2, 2010.

15

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The Gabelli Woodland Small Cap Value Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Woodland Small Cap Value Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Woodland Small Cap Value Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 24, 2010

17

The Gabelli Woodland Small Cap Value Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Woodland Small Cap Value Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds complex; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 66	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 74	Since 1991	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 66	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994—1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Robert J. Morrissey Director Age: 71	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 42	Since 2009	9	President of Advanced Polymer, Inc.	—

Anthony R. Pustorino Director Age: 85	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 76	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 64	Since 2001	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Director and Chief Executive Officer of General Employment Enterprises, Inc. (staffing)

18

The Gabelli Woodland Small Cap Value Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 58	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

19

Gabelli Equity Series Funds, Inc.
The Gabelli Woodland Small Cap Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Kuni Nakamura
President
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University

Anthonie C. van Ekris
Chairman
BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers

Bruce N. Alpert
President and Secretary

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Woodland Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB840Q310SR
The Gabelli Woodland Small Cap Value Fund
ANNUAL REPORT
SEPTEMBER 30, 2010

Item 2.	Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4.	Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $103,850 in 2009 and $106,850 in 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,900 in 2009 and $17,900 in 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,900 in 2009 and $17,900 in 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	12/2/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	12/2/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/2/10

*	Print the name and title of each signing officer under his or her signature.